UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08081

Name of Fund:	BlackRock MuniHoldings Fund, Inc. (MHD)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2024

Date of reporting period: 01/31/2024

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2024

2024 Semi-Annual Report (Unaudited)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Municipal Income Trust (BFK)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniVest Fund, Inc. (MVF)

BlackRock MuniVest Fund II, Inc. (MVT)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended January 31, 2024. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the period before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks advanced at a significantly slower pace. Meanwhile, international developed market equities also gained, while emerging market stocks declined overall.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, shorter-duration U.S. Treasuries gained, as higher yields boosted returns. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2024
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	6.43%	20.82%

U.S. small cap equities (Russell 2000® Index)	(2.02)	2.40

International equities (MSCI Europe, Australasia, Far East Index)	3.15	10.01

Emerging market equities (MSCI Emerging Markets Index)	(6.00)	(2.94)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.73	5.13

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.74	(0.38)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.15	2.10

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.70	2.90

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.18	9.28

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended January 31, 2024

Municipal Market Conditions

Municipals struggled at the start of the period as the Fed continued its tightening policy, raising fed fund rates to 5.25%-5.50%, before pausing in September. Subsequently, falling inflation, weakening economic growth, and the prolonged Fed pause led to more dovish expectations for monetary policy, causing a strong interest rate rally into year-end. As a result, municipals posted their strongest performance since the mid-1980s during the fourth quarter of 2023 before taking a step back to reassess macro expectations at the end of the period. Lower-rated credits and the long-end of the curve performed best.

During the 12-months ended January 31, 2024, municipal bond funds experienced net outflows totaling $20 billion (based on data from the Investment Company Institute), as demand shifted from funds to individual bonds and ETFs. At the same time, the market contended with just $368 billion in issuance, a small increase from the $347 billion issued during the prior 12-month period, as issuers shied away from rising rates and volatility.

Bloomberg Municipal Bond Index Total Returns as of January 31, 2024 6 months: 2.70% 12 months: 2.90%

A Closer Look at Yields

From January 31, 2023, to January 31, 2024, yields on AAA-rated 30-year municipal bonds increased by 32 basis points (bps) from 3.20% to 3.52%, ten-year yields increased by 19 bps from 2.19% to 2.38%, five-year yields increased by 31 bps from 2.05% to 2.36%, and two-year yields increased by 47 bps from 2.17% to 2.64% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 15 bps to a slope of 88 bps. Still, the curve remained relatively steep compared to the inverted U.S. Treasury curve.

Outperformance throughout the period pushed relative valuations to extremely rich levels. Municipal-to-Treasury ratios ended well through their 5-year averages across the curve, with intermediate maturities approaching all-time lows.

Financial Conditions of Municipal Issuers

With reserves at nearly an all-time high and debt service burden at a 50-year low, states are well-positioned to weather a potential economic slowdown. However, tax receipts are diverging for the states that primarily rely on consumption taxes, compared to their peers that depend on income taxes. State median revenues declined by a slight 1% for the rolling 12-months ending September 2023. States with regimes that favor sales taxes, such as Florida, Nevada, Texas, Tennessee, and Washington, all experienced positive revenue growth, while states that depend on personal income taxes, such as California and New York, experienced much greater declines in receipts, by 23% and 16%, respectively. Particularly in California’s case, the rating agencies have been patient, but the risk of downgrades has increased significantly. Meanwhile spreads remain surprisingly tight, reflecting investor indifference. Personal income tax collections should improve this April, due to a rebound in the financial markets, which should alleviate the strain on New York’s budget, but California will need to enact significant corrective action to address its reported $68 billion deficit. No sector is immune to an economic contraction; however, most municipal issuers are ultra-defensive since they provide essential services and can raise user fees or taxes to cover operations. Across all muni sectors, we anticipate borrowing to increase modestly in 2024 due to various potential factors: revenue shortfalls, aversion to fee increases, reluctance to cut programs, no future federal stimulus, preference to maintain liquidity, and deferral of capital expenditures. Patient investors will have better options in 2024 to buy solid credits in the primary market or discounted names in the secondary market.

The opinions expressed are those of BlackRock as of January 31, 2024 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of January 31, 2024	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Fund”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in securities rated investment grade at the time of investment. The Fund may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

On October 30, 2023, the Board of Directors of the Fund and the Board of Directors of BlackRock MuniYield Quality Fund III, Inc. (MYI) announced the withdrawal of the merger proposal that was previously approved by the Boards pursuant to which the Fund would have been merged into MYI, with MYI continuing as the surviving fund.

Fund Information

Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of January 31, 2024 ($ 11.71)(a)	5.84%
Tax Equivalent Yield(b)	9.86%
Current Monthly Distribution per Common Share(c)	$0.057000
Current Annualized Distribution per Common Share(c)	$0.684000
Leverage as of January 31, 2024(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$11.71	$11.75	(0.34)%	$12.05	$9.60
Net Asset Value	13.14	13.21	(0.53)	13.34	11.54

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	1.93%	2.21%	1.89%	4.50%
Fund at Market Price(a)(b)	2.12	(0.72)	1.35	3.05

National Customized Reference Benchmark(c)	2.77	3.02	2.13	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

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Fund Summary as of January 31, 2024 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Income was the largest contributor to the Fund’s performance. Holdings in the 15- to 20-year maturity range were key contributors as well. Holdings in high yield (non investment-grade) bonds also contributed, as did positions in A and BBB rated bonds within the investment-grade category. At the sector level, transportation and tax-backed issues were the largest contributors. The Fund’s cash position had no material impact on performance.

The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance due to the strong bond market rally in the second half of the reporting period. The Fund continued to use leverage, but the performance impact was muted due to increased borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

County/City/Special District/School District	24.3%
Transportation	23.8
Corporate	13.4
Utilities	11.2
Health	7.5
Education	7.2
State	6.6
Housing	3.2
Tobacco	2.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	4.9%
AA/Aa	41.0
A	31.7
BBB/Baa	7.2
BB/Ba	3.5
B	1.5
N/R(e)	10.2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	7.3%
2025	1.3
2026	4.3
2027	11.4
2028	5.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2024	BlackRock Municipal Income Trust (BFK)

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of January 31, 2024 ($ 10.11)(a)	5.93%
Tax Equivalent Yield(b)	10.02%
Current Monthly Distribution per Common Share(c)	$0.050000
Current Annualized Distribution per Common Share(c)	$0.600000
Leverage as of January 31, 2024(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$10.11	$10.11	0.00%	$10.32	$8.59
Net Asset Value	11.56	11.66	(0.86)	11.66	10.38

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	1.43%	1.97%	1.19%	3.77%
Fund at Market Price(a)(b)	2.31	(0.56)	(0.12)	2.67

National Customized Reference Benchmark(c)	2.77	3.02	2.13	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

The Fund’s holdings in higher-quality investment-grade securities with longer duration characteristics contributed to performance. (Duration is a measure of interest rate sensitivity.) Within this category, longer-maturity bonds performed particularly well. On the other end of the spectrum, positions in lower-duration securities made smaller contributions. The Fund’s cash position had no material impact on performance.

8	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock Municipal Income Trust (BFK)

All sectors produced positive returns, with the largest contributions coming from transportation and corporate-backed issues due to their higher weightings in the portfolio.

The Fund continued to use U.S. Treasury futures on a limited basis in an effort to mitigate interest rate risk. This aspect of its strategy had a minimal effect on results. Believing yields were unlikely to rise significantly from already elevated levels, the investment adviser reduced the extent of the risk-management strategy. The Fund continued to use leverage, but the performance impact was muted due to increased borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	22.9%
County/City/Special District/School District	21.8
Corporate	13.1
State	12.9
Utilities	11.0
Tobacco	7.8
Health	6.8
Education	2.5
Housing	1.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	10.6%
AA/Aa	40.0
A	30.6
BBB/Baa	7.0
BB/Ba	3.0
B	1.0
N/R(e)	7.8

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	10.0%
2025	3.6
2026	7.3
2027	9.2
2028	16.8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.1% of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2024	BlackRock Municipal Income Trust II (BLE)

Investment Objective

BlackRock Municipal Income Trust II’s (BLE) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of January 31, 2024 ($ 10.66)(a)	5.85%
Tax Equivalent Yield(b)	9.88%
Current Monthly Distribution per Common Share(c)	$0.052000
Current Annualized Distribution per Common Share(c)	$0.624000
Leverage as of January 31, 2024(d)	30%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$10.66	$10.45	2.01%	$10.89	$8.81
Net Asset Value	12.20	12.09	0.91	12.37	10.63

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	3.32%	3.77%	1.56%	3.95%
Fund at Market Price(a)(b)	4.45	1.32	(0.58)	2.81

National Customized Reference Benchmark(c)	2.77	3.02	2.13	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

The Fund’s holdings in longer-maturity bonds (15- to 20-year issues), the strongest performing area of the market, contributed to performance. Holdings in high yield (non investment-grade bonds) contributed as well. Within the investment-grade category, A rated bonds were generally the top performers. The Fund’s use of U.S. Treasury futures to mitigate interest rate risk also contributed to results. The Fund’s cash position had no material impact on performance.

10	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock Municipal Income Trust II (BLE)

Security selection in the transportation sector was a slight detractor. The Fund continued to use leverage, but the performance impact was muted due to increased borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	21.3%
County/City/Special District/School District	16.7
Corporate	12.5
Health	12.0
Utilities	10.8
State	9.5
Housing	8.3
Education	5.2
Tobacco	3.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	8.7%
AA/Aa	34.0
A	29.0
BBB/Baa	12.6
BB/Ba	2.6
B	0.9
N/R(e)	12.2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	10.5%
2025	0.6
2026	2.5
2027	4.9
2028	12.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD)

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of January 31, 2024 ($ 11.91)(a)	5.29%
Tax Equivalent Yield(b)	8.94%
Current Monthly Distribution per Common Share(c)	$0.052500
Current Annualized Distribution per Common Share(c)	$0.630000
Leverage as of January 31, 2024(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$11.91	$11.84	0.59%	$12.01	$9.96
Net Asset Value	13.67	13.62	0.37	13.87	11.98

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	2.58%	2.93%	1.27%	3.75%
Fund at Market Price(a)(b)	2.81	0.02	(0.35)	2.77

National Customized Reference Benchmark(c)	2.77	3.02	2.13	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

Income was the largest contributor to the Fund’s performance. Holdings in the 15- to 20-year maturity range were key contributors as well. Holdings in high yield (non investment-grade) bonds also contributed, as did positions in A and BBB rated bonds within the investment-grade category. At the sector level, transportation and tax-backed issues were the largest contributors. The Fund’s cash position had no material impact on performance.

12	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance due to the strong bond market rally in the second half of the reporting period. The Fund continued to use leverage, but the performance impact was muted due to increased borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	26.0%
County/City/Special District/School District	15.3
Corporate	13.6
Utilities	11.3
Health	11.1
State	11.0
Education	7.4
Housing	2.3
Tobacco	2.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	5.1%
AA/Aa	43.1
A	28.4
BBB/Baa	8.3
BB/Ba	2.8
B	1.1
N/R(e)	11.2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	8.3%
2025	1.4
2026	2.3
2027	7.3
2028	11.0

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2024	BlackRock MuniVest Fund, Inc. (MVF)

Investment Objective

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of January 31, 2024 ($ 6.97)(a)	5.16%
Tax Equivalent Yield(b)	8.72%
Current Monthly Distribution per Common Share(c)	$0.030000
Current Annualized Distribution per Common Share(c)	$0.360000
Leverage as of January 31, 2024(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low
Closing Market Price	$6.97	$6.83	2.05%	$7.12	$5.85
Net Asset Value	8.04	7.90	1.77	8.17	7.08

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	3.98%	3.82%	1.86%	3.53%
Fund at Market Price(a)(b)	4.26	1.46	(0.26)	2.14

National Customized Reference Benchmark(c)	2.77	3.02	2.13	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

14	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

At a time of positive market performance, all sectors delivered gains. State tax-backed, transportation, corporate-backed, and healthcare issues made the largest contributions. All ratings tiers, maturities, and coupons produced positive absolute returns with the strongest results coming from AA and A rated bonds, securities maturing in 25 years or more, and 4% and 5% coupons, respectively. Bonds with lower coupons and lower dollar prices generally outperformed higher-coupon issues priced at a premium. The Fund’s cash position had no material impact on performance. The Fund continued to use leverage, but the performance impact was muted due to increased borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	24.9%
State	15.4
Health	15.0
Corporate	11.7
County/City/Special District/School District	11.1
Education	8.7
Utilities	4.7
Housing	4.6
Tobacco	3.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	3.6%
AA/Aa	47.8
A	21.1
BBB/Baa	8.4
BB/Ba	4.1
B	2.0
N/R(e)	13.0

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2024	11.0%
2025	6.9
2026	2.0
2027	14.9
2028	9.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.1% of the Fund’s total investments.

F U N D S U M M A R Y	15

Fund Summary as of January 31, 2024	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of January 31, 2024 ($ 10.73)(a)	5.65%
Tax Equivalent Yield(b)	9.54%
Current Monthly Distribution per Common Share(c)	$0.050500
Current Annualized Distribution per Common Share(c)	$0.606000
Leverage as of January 31, 2024(d)	30%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$10.73	$10.66	0.66%	$10.91	$9.02
Net Asset Value	12.47	12.36	0.89	12.63	10.88

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	3.14%	3.70%	1.66%	3.74%
Fund at Market Price(a)(b)	2.90	0.10	(1.23)	2.26

National Customized Reference Benchmark(c)	2.77	3.02	2.13	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

The Fund’s holdings in longer-maturity bonds (15- to 20-year issues), the strongest performing area of the market, contributed to performance. Holdings in high yield (non investment-grade bonds) contributed as well. Within the investment-grade category, A rated bonds were generally the top performers. The Fund’s use of U.S. Treasury futures

16	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

to mitigate interest rate risk also contributed to results. The Fund’s cash position had no material impact on performance. During the period, the Fund’s use of derivatives marginally contributed to the Fund’s performance.

Security selection in the transportation sector was a slight detractor. The Fund continued to use leverage, but the performance impact was muted due to increased borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	24.1%
Health	13.8
County/City/Special District/School District	13.3
Corporate	13.1
Utilities	12.6
State	10.0
Housing	5.3
Tobacco	4.2
Education	3.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	6.9%
AA/Aa	35.3
A	31.0
BBB/Baa	8.3
BB/Ba	2.8
B	2.1
N/R(e)	13.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	8.5%
2025	1.6
2026	1.1
2027	7.0
2028	10.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	17

Fund Summary as of January 31, 2024	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of January 31, 2024 ($ 10.28)(a)	5.72%
Tax Equivalent Yield(b)	9.66%
Current Monthly Distribution per Common Share(c)	$0.049000
Current Annualized Distribution per Common Share(c)	$0.588000
Leverage as of January 31, 2024(d)	33%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low
Closing Market Price	$10.28	$10.17	1.08%	$10.60	$8.60
Net Asset Value	11.75	11.71	0.34	11.90	10.33

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	2.79%	3.03%	2.12%	4.04%
Fund at Market Price(a)(b)	3.55	(0.80)	1.64	3.40

National Customized Reference Benchmark(c)	2.77	3.02	2.13	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

18	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Income was the largest contributor to the Fund’s performance. Holdings in the 15- to 20-year maturity range were key contributors, as well. Holdings in high yield (non investment-grade) bonds also contributed, as did positions in A and BBB rated bonds within the investment-grade category. At the sector level, transportation and tax-backed issues were the largest contributors. The Fund’s cash position had no material impact on performance.

The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance due to the strong bond market rally in the second half of the period. The Fund continued to use leverage, but the performance impact was muted due to increased borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	30.7%
County/City/Special District/School District	16.4
Corporate	12.5
Health	11.5
Utilities	9.8
State	9.2
Education	5.7
Housing	2.5
Tobacco	1.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	4.4%
AA/Aa	42.1
A	30.8
BBB/Baa	5.5
BB/Ba	1.9
B	0.2
N/R(e)	15.1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	5.7%
2025	3.8
2026	7.6
2027	8.2
2028	8.8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	19

Schedule of Investments (unaudited) January 31, 2024	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.9%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$1,195	$1,193,190
Series A, 5.25%, 01/01/54	760	818,416
Series F, 5.50%, 11/01/53	735	782,015
County of Jefferson Alabama, Refunding RB, 5.50%, 10/01/53	1,505	1,650,905
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,265	1,335,745
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	670	720,685

		6,500,956

Arizona — 3.8%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.50%, 07/01/52	215	204,730
Series G, 5.00%, 07/01/47	430	402,992
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/44	910	951,727
Maricopa County Industrial Development Authority, RB, Series 2019F, 4.00%, 01/01/45	750	744,609
Salt Verde Financial Corp., RB
5.00%, 12/01/32	1,095	1,172,125
5.00%, 12/01/37	4,585	5,006,389

		8,482,572

Arkansas — 1.1%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49(b)	1,450	1,407,036
AMT, Sustainability Bonds, 5.70%, 05/01/53	380	389,010
City of Benton Arkansas Sales & Use Tax, RB, (AGM), 4.00%, 06/01/39	755	755,517

		2,551,563

California — 11.4%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	335	330,861
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34(c)	1,500	1,509,396
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/56	105	85,800
Senior Lien, Sustainability Bonds, 3.13%, 06/01/57	445	286,817
Series A, Senior Lien, Sustainability Bonds, 4.00%, 12/01/58	195	145,639
Sustainability Bonds, 4.00%, 12/01/56	200	139,334
Series A, Sustainability Bonds, 4.00%, 06/01/58	260	188,152
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(c)	2,475	2,873,504
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(d)	12,000	6,623,676
Palomar Community College District, GO
Series B, Convertible, 6.20%, 08/01/39(c)	4,000	4,704,361
Series B, Election 2006, 0.00%, 08/01/30(d)	2,270	1,932,949
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	1,205	1,195,467

Security	Par (000)	Value

California (continued)
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/27(c)(e)	$4,200	$4,704,962
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/56	685	711,406
San Diego Unified School District, GO, Series C, 0.00%, 07/01/45(d)	1,000	417,500

		25,849,824

Colorado — 0.7%
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	1,550	1,682,946

Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	130	140,724
4.25%, 07/15/53	175	170,743

		311,467

District of Columbia — 1.2%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	1,110	1,244,208
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	455	489,439
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB, Series B, 2nd Lien, (AGM-CR), 0.00%, 10/01/40(d)	1,800	889,831

		2,623,478

Florida — 12.7%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,725	2,899,641
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(b)	100	91,695
City of Gainesville Florida Utilities System Revenue, Refunding RB, Series A, 5.00%, 10/01/47	1,305	1,366,945
City of Tampa Florida, RB, CAB(d)
Series A, 0.00%, 09/01/49	465	133,224
Series A, 0.00%, 09/01/53	270	62,330
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 4.00%, 10/01/49	615	543,565
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	475	493,422
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	1,350	1,329,069
County of Miami-Dade Florida, RB(d)
0.00%, 10/01/32	5,000	3,742,552
0.00%, 10/01/33	15,375	11,050,255
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/41	325	345,020
Series A-1, AMT, (AGM), 4.00%, 10/01/45	695	643,641
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	420	128,188
Series A-2, 0.00%, 10/01/47	680	195,286
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	165	186,094
Florida Development Finance Corp., RB, 6.50%, 06/30/57(b)	300	287,864

20	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/47	$1,130	$1,148,657
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/48	1,840	1,870,789
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	190	199,112
Orange County Health Facilities Authority, RB, 5.00%, 10/01/53	1,590	1,697,185
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	195	193,257

		28,607,791

Georgia — 2.6%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/52	480	506,646
Development Authority for Fulton County, RB
4.00%, 07/01/49	145	137,047
5.00%, 06/15/56	2,295	2,494,963
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	175	158,628
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	780	733,443
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	205	222,980
Series A, 5.00%, 06/01/53(a)	565	597,646
Municipal Electric Authority of Georgia, RB
Class A, 5.50%, 07/01/63	310	325,531
Series A, 5.00%, 01/01/59	770	781,688

		5,958,572

Hawaii — 0.8%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	785	814,522
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	1,395	964,196

		1,778,718

Illinois — 6.5%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,240,757
Series D, 5.00%, 12/01/46	1,635	1,636,259
Series H, 5.00%, 12/01/36	375	383,611
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/34	370	378,355
Series D, 5.00%, 12/01/26	675	691,670
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	2,400	2,401,087
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	620	633,677
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	695	761,837
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	470	511,492
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 11/15/45	945	951,809
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	100	97,461
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	820	800,861
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	590	601,865

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO
5.00%, 02/01/39	$1,000	$1,002,122
5.50%, 05/01/39	1,610	1,783,593
Series C, 5.00%, 12/01/48	740	788,694

		14,665,150

Indiana — 0.7%
Indianapolis Local Public Improvement Bond Bank, RB 5.25%, 02/01/48	220	247,235
(BAM), 5.00%, 03/01/53	1,255	1,317,749

		1,564,984

Kentucky — 2.2%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	135	127,385
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,000	2,085,758
Kentucky Public Transportation Infrastructure Authority, RB, CAB(c)
Series C, Convertible, 6.45%, 07/01/34	1,000	1,203,282
Series C, Convertible, 6.60%, 07/01/39	1,395	1,643,265

		5,059,690

Louisiana — 1.1%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/48	425	450,671
5.25%, 10/01/53	915	970,513
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	995	1,066,594

		2,487,778

Maryland — 0.5%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	260	260,623
5.25%, 07/01/44	260	260,399
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	705	718,881

		1,239,903

Massachusetts — 1.8%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	915,528
Series A, 5.00%, 01/01/47	1,010	1,016,375
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,375	1,254,610
5.00%, 04/15/40	600	602,558
Series A, 4.00%, 06/01/29(e)	235	252,695

		4,041,766

Michigan — 3.7%
Michigan Finance Authority, RB
4.00%, 02/15/50	1,040	983,276
4.00%, 02/15/44	420	404,954
Series A, 4.00%, 11/15/50	295	273,255
Michigan Finance Authority, Refunding RB, 4.00%, 11/15/46	900	853,765
Michigan State Housing Development Authority, RB, S/F Housing
Series B, 2.95%, 12/01/39	375	323,805
Series D, Sustainability Bonds, 5.10%, 12/01/37	1,560	1,700,347
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,705	1,719,454

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
State of Michigan Trunk Line Revenue, RB
4.00%, 11/15/46	$1,400	$1,423,183
5.00%, 11/15/46	655	731,172

		8,413,211

Minnesota — 2.7%
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	700	644,872
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,680,153
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	305	292,097
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	460	473,542
Minnesota Agricultural & Economic Development Board, RB, 5.25%, 01/01/54(f)	2,350	2,579,706
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	390	404,668

		6,075,038

Missouri — 0.3%
Kansas City Industrial Development Authority, ARB, Series B, AMT, 5.00%, 03/01/39	575	602,931

Nebraska — 0.3%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	600	609,690

Nevada — 0.7%
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,500	1,507,676
State of Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37	125	126,064

		1,633,740

New Hampshire(b) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	505	428,710
Series C, AMT, 4.88%, 11/01/42	220	201,262

		629,972

New Jersey — 5.2%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	165	179,151
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(g)(h)	1,510	18,649
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	990	997,645
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/27(e)	160	172,277
AMT, (AGM), 5.13%, 07/01/42	300	300,187
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	765	762,740
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/38	290	292,171
Series AA, 4.00%, 06/15/40	820	832,306
Series AA, 5.00%, 06/15/45	1,990	2,055,497
Series AA, 5.00%, 06/15/46	600	608,665
Series AA, 4.00%, 06/15/50	1,440	1,378,353

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series BB, 4.00%, 06/15/50	$1,200	$1,149,085
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	1,600	1,037,591
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 12/15/36	240	260,577
Series A, 5.00%, 06/15/37	480	554,499
Series A, 5.25%, 06/15/42	190	216,333
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	630	627,842
Passaic Valley Water Commission, RB, (AGM), 4.00%, 12/01/53	205	198,501

		11,642,069

New York — 10.3%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,825	1,779,123
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/29	765	810,496
Series C-1, 5.00%, 11/15/56	320	325,770
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	1,700	1,754,111
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	550	573,036
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	810	853,500
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.85%, 11/01/53	685	698,512
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/44	215	238,653
New York City Transitional Finance Authority, RB, Subordinate, 5.00%, 05/01/48	1,915	2,132,531
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,400	1,400,486
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	808,298
New York Liberty Development Corp., Refunding RB
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	1,785	1,299,287
Series A, Sustainability Bonds, 3.00%, 11/15/51	920	687,588
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	205	197,439
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/36	400	430,847
AMT, 5.63%, 04/01/40	420	454,776
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	945	986,558
Port Authority of New York & New Jersey, ARB
AMT, 5.00%, 11/01/49	1,330	1,378,057
Series 221, AMT, 4.00%, 07/15/55	1,395	1,279,543
Port Authority of New York & New Jersey, Refunding ARB, Series 197, AMT, 5.00%, 11/15/35	220	229,122
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	2,105	2,116,483

22	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/49	$1,645	$1,763,037
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	1,169,196

		23,366,449

North Carolina — 0.7%
Greater Asheville Regional Airport Authority, ARB, AMT, (AGM), 5.25%, 07/01/48	1,220	1,310,226
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	145	162,527

		1,472,753

Ohio — 1.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,145	2,962,464
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	20	20,042

		2,982,506

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	60	59,895
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	315	308,570

		368,465

Pennsylvania — 6.1%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	875	900,706
Mckeesport Area School District, Refunding GO, (FGIC, SAW), 0.00%, 10/01/31(d)(i)	500	392,635
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	1,585	1,586,493
AMT, 5.50%, 06/30/41	810	892,591
AMT, 5.75%, 06/30/48	700	771,783
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	801,416
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	155	117,433
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	370	381,274
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	3,030	2,934,193
Pennsylvania Turnpike Commission, RB, Series C, 5.00%, 12/01/39	850	863,944
State Public School Building Authority, Refunding RB, Series A, (SAW), 5.00%, 06/01/34	3,825	4,072,016

		13,714,484

Puerto Rico — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,593	1,560,774
Series A-1, Restructured, 5.00%, 07/01/58	5,324	5,323,931

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.78%, 07/01/58	$1,459	$1,426,172
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	4,770	1,466,349

		9,777,226

Rhode Island — 1.3%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM), 3.75%, 05/15/32	1,845	1,891,402
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	1,205	1,137,102

		3,028,504

South Carolina — 2.4%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	520	556,975
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(b)	755	659,941
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	2,110	1,907,273
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/55	2,500	2,286,144
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	100	103,371

		5,513,704

Tennessee — 2.2%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	135	146,964
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	885	917,940
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 5.25%, 05/01/48	180	194,751
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.00%, 10/01/45	1,000	1,006,917
5.25%, 10/01/58	725	741,632
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/52	910	935,797
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	950	1,018,501

		4,962,502

Texas — 14.6%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	380	369,785
7.88%, 11/01/62	330	334,901
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/42	2,030	2,038,210
City of Austin Texas Airport System Revenue, ARB, AMT, 5.25%, 11/15/47	795	856,597
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	100	100,426
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series A, AMT, 4.00%, 07/01/40	475	463,863
Sub-Series A, AMT, 4.00%, 07/01/48	400	370,646

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	$2,175	$2,087,191
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/38(d)	5,000	2,246,988
Humble Independent School District, GO, (PSF), 5.00%, 02/15/47	4,500	4,919,942
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(d)(e)	550	324,803
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(e)	16,780	8,742,254
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	825	827,251
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	435	473,225
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	1,410	1,409,953
Spring Branch Independent School District, GO, (PSF), 4.00%, 02/01/48	405	405,034
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	465	417,166
Series A, 5.00%, 07/01/53	575	597,233
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 3.75%, 09/01/49	320	295,545
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,315	1,401,211
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,480	2,508,798
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/35	420	263,469
0.00%, 08/01/36	235	139,314
0.00%, 08/01/37	305	170,295
0.00%, 08/01/38	315	166,048
0.00%, 08/01/44	950	356,914
0.00%, 08/01/45	1,800	638,556

		32,925,618

Utah — 0.6%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/51	425	441,265
Utah Charter School Finance Authority, Refunding RB
5.25%, 06/15/37(b)	205	181,798
(UT CSCE), 4.00%, 04/15/42	600	577,580
5.38%, 06/15/48(b)	260	209,350

		1,409,993

Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	290	290,752

Virginia — 0.9%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36(g)(h)	735	589,101

Security	Par (000)	Value

Virginia (continued)
Roanoke Economic Development Authority, Refunding RB, 3.00%, 07/01/45	$460	$370,522
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,030	970,757

		1,930,380

Washington — 1.1%
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	625	641,220
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	1,815	1,885,668

		2,526,888

Wisconsin — 1.0%
Public Finance Authority, RB
Class A, 6.00%, 06/15/52	125	112,789
Class A, 6.13%, 06/15/57	140	127,146
Series A, 5.00%, 06/01/36(b)	100	98,439
Series A, 5.00%, 10/15/50(b)	875	742,655
Series A, 5.00%, 06/01/51(b)	320	285,702
Series A, 5.00%, 06/01/61(b)	405	351,734
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	435	387,756
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, Sustainability Bonds, 1.95%, 09/01/32	110	95,073

		2,201,294

Total Municipal Bonds — 110.4% (Cost: $237,339,392)		249,485,327

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

Alabama — 6.8%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	3,300	3,656,667
Series C-1, 5.25%, 02/01/53(a)	6,771	7,210,915
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	4,091	4,547,776

		15,415,358

Arizona — 1.8%
Salt River Project Agricultural Improvement & Power District, RB, Series B, 5.00%, 01/01/48	3,610	4,016,288

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	3,200	3,482,830

District of Columbia — 2.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	2,102	2,107,834
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/49	3,560	3,681,171

		5,789,005

Georgia — 1.2%
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53	2,481	2,645,123

24	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 2.9%
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	$4,302	$4,698,963
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	1,711	1,826,274

		6,525,237

Massachusetts — 2.2%
Commonwealth of Massachusetts, GO, Series D, 5.00%, 10/01/52	2,440	2,673,824
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	2,151	2,230,169

		4,903,993

Michigan — 0.9%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,148	2,094,663

New York — 2.2%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,506	1,483,647
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	1,590	1,574,100
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,740	1,866,580

		4,924,327

Oregon — 0.9%
Port of Portland Oregon Airport Revenue, ARB, Series 29, AMT, 5.50%, 07/01/48	1,830	2,027,407

South Carolina — 1.9%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	3,981	4,295,274

Tennessee — 1.8%
Tennessee Energy Acquisition Corp., RB, 5.00%, 05/01/52(a)	3,891	4,134,433

Texas — 5.0%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/48	1,280	1,377,119
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	1,410	1,600,443
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	3,120	3,433,980
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	2,251	2,404,934
Texas Water Development Board, RB, 4.80%, 10/15/52	2,470	2,618,289

		11,434,765

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	2,840	2,741,062

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.9% (Cost: $71,328,055)		74,429,765

Total Long-Term Investments — 143.3% (Cost: $308,667,447)		323,915,092

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(k)(l)	4,287,496	$4,287,925

Total Short-Term Securities — 1.9% (Cost: $4,287,925)		4,287,925

Total Investments — 145.2% (Cost: $312,955,372)		328,203,017
Other Assets Less Liabilities — 0.3%		777,840
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.5)%		(35,114,221)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.0)%		(67,800,000)

Net Assets Applicable to Common Shares — 100.0%		$226,066,636

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$755,448	$3,532,621	(a)	$—	$(117)	$(27)	$4,287,925	4,287,496	$175,109	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(543,434)	$—	$(543,434)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$32,220	$—	$32,220

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,338,617

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$249,485,327	$—	$249,485,327
Municipal Bonds Transferred to Tender Option Bond Trusts	—	74,429,765	—	74,429,765
Short-Term Securities
Money Market Funds	4,287,925	—	—	4,287,925

	$4,287,925	$323,915,092	$—	$328,203,017

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(34,892,828)	$—	$(34,892,828)
VMTP Shares at Liquidation Value	—	(67,800,000)	—	(67,800,000)

	$—	$(102,692,828)	$—	$(102,692,828)

See notes to financial statements.

26	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 5.3%
Alabama Corrections Institution Finance Authority, RB, 5.25%, 07/01/47	$870	$959,013
Black Belt Energy Gas District, RB(a)
Series B, 5.25%, 12/01/53	5,455	5,888,836
Series C, 5.50%, 10/01/54	10,000	11,080,814
Series F, 5.50%, 11/01/53	795	845,853
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54(a)	5,940	6,602,844
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	1,345	1,446,749

		26,824,109

Arizona — 4.7%
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	3,335	3,799,762
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	3,400	3,265,847
Salt Verde Financial Corp., RB
5.00%, 12/01/32	8,000	8,563,473
5.00%, 12/01/37	7,460	8,145,619

		23,774,701

Arkansas — 1.1%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.75%, 09/01/49(b)	4,665	4,596,845
AMT, Sustainability Bonds, 5.70%, 05/01/53	855	875,272

		5,472,117

California — 5.5%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	750	740,733
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	2,970	2,975,346
City of Long Beach California Harbor Revenue, ARB, Series B, AMT, Sustainability Bonds, 5.00%, 05/15/43	2,000	2,067,963
City of Los Angeles Department of Airports, Refunding ARB, AMT, 5.00%, 05/15/46	2,325	2,473,773
CSCDA Community Improvement Authority, RB, M/F Housing(b)
Senior Lien, Sustainability Bonds, 3.13%, 06/01/57	1,155	744,434
Series A, Senior Lien, Sustainability Bonds, 4.00%, 12/01/58	585	436,917
Sustainability Bonds, 4.00%, 12/01/56	330	229,901
Riverside County Transportation Commission, RB, CAB(c)
Series B, Senior Lien, 0.00%, 06/01/41	5,000	2,386,383
Series B, Senior Lien, 0.00%, 06/01/42	6,000	2,704,287
Series B, Senior Lien, 0.00%, 06/01/43	5,000	2,132,693
San Marcos Unified School District, GO, CAB(c)
Series B, Election 2010, 0.00%, 08/01/34	3,500	2,627,318
Series B, Election 2010, 0.00%, 08/01/36	4,000	2,725,403
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	5,550	5,714,993

		27,960,144

Security	Par (000)	Value

Colorado — 3.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/43	$10,000	$10,414,969
Series D, AMT, 5.75%, 11/15/45	835	943,836
Denver City & County School District No. 1, GO, (SAW), 4.00%, 12/01/45	5,000	5,023,550

		16,382,355

Delaware — 0.6%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	2,935	2,943,595

District of Columbia — 5.7%
District of Columbia Income Tax Revenue, RB
Series A, 5.00%, 07/01/47	2,050	2,233,083
Series C, 4.00%, 05/01/45	2,480	2,468,906
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	22,365	23,089,845
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	1,000	1,075,690

		28,867,524

Florida — 1.5%
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	4,760	4,830,105
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	210	203,376
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	415	434,903
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(d)(e)	3,159	2,116,314

		7,584,698

Georgia — 1.9%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	9,000	9,520,020

Illinois — 4.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,065	1,065,397
Series C, 5.25%, 12/01/35	2,905	2,918,542
Series D, 5.00%, 12/01/46	3,805	3,807,931
Series H, 5.00%, 12/01/36	920	941,125
Chicago Board of Education, Refunding GO, Series G, 5.00%, 12/01/34	915	936,733
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/47	5,205	5,280,571
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,525	1,530,738
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/44	2,000	2,013,275
State of Illinois, GO, 5.00%, 02/01/39	2,990	2,996,345

		21,490,657

Indiana — 2.2%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,525	1,527,443

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana (continued)
City of Valparaiso Indiana, RB (continued)
AMT, 7.00%, 01/01/44	$3,680	$3,684,888
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 01/01/42	5,570	5,710,186

		10,922,517

Iowa — 0.7%
University of Iowa Facilities Corp., RB
5.00%, 06/01/47	1,890	2,105,009
5.00%, 06/01/48	1,190	1,320,662

		3,425,671

Kentucky — 2.5%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	9,000	8,973,811
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(f)	2,325	2,728,440
Kentucky State Property & Building Commission, RB, Series A, 5.50%, 11/01/42	875	1,009,336

		12,711,587

Louisiana — 0.2%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	805	805,761

Massachusetts — 1.2%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	1,815	1,890,811
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	4,245	4,452,066

		6,342,877

Michigan — 6.4%
Lansing Community College, GO, 5.00%, 05/01/44	5,070	5,380,626
Michigan Finance Authority, RB, Series S, 5.00%, 11/01/44	5,000	5,040,153
Michigan Finance Authority, Refunding RB, Series MI1, 5.00%, 12/01/48	2,000	2,088,301
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 10/15/45	6,300	6,424,328
Series I, 5.00%, 10/15/46	1,000	1,030,896
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	10,000	10,198,662
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,120	2,137,972

		32,300,938

Minnesota — 0.6%
Duluth Economic Development Authority, Refunding RB, Series A, 5.25%, 02/15/58	2,940	2,997,091

New Hampshire(b) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,055	2,593,485
Series C, AMT, 4.88%, 11/01/42	1,585	1,449,998

		4,043,483

New Jersey — 10.4%
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(d)(e)	3,680	45,448
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	2,035	2,050,714
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	3,415	3,765,090
Series EEE, 5.00%, 06/15/48	11,690	12,198,715

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
AMT, 5.38%, 01/01/43	$2,285	$2,287,022
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	5,975	6,062,418
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 07/01/44	475	477,370
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, Subordinate, 5.00%, 12/01/52	2,485	2,514,987
New Jersey Transportation Trust Fund Authority, RB, Series S, 5.00%, 06/15/46	2,800	2,934,865
South Jersey Port Corp., ARB
Series A, 5.00%, 01/01/49	2,000	2,073,829
Series B, AMT, 5.00%, 01/01/42	4,000	4,113,304
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	3,075	3,132,535
Sub-Series B, 5.00%, 06/01/46	10,900	11,011,498

		52,667,795

New York — 11.5%
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	3,210	3,312,173
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,545	1,627,972
New York City Municipal Water Finance Authority, RB
Series GG, 5.00%, 06/15/48	3,000	3,239,425
Series GG, 5.00%, 06/15/50	8,000	8,607,666
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.25%, 11/01/48	5,000	5,624,562
Series A-1, Subordinate, 4.00%, 08/01/48	2,000	1,992,868
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	810	811,544
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,200	3,201,111
New York Counties Tobacco Trust VI, Refunding RB, Series A-2B, 5.00%, 06/01/51	6,395	5,787,049
New York Liberty Development Corp., Refunding RB(b)
Class 1, 5.00%, 11/15/44	6,230	6,222,212
Class 2, 5.38%, 11/15/40	1,655	1,657,068
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/44	1,610	1,694,094
Series B, 5.00%, 02/15/35	7,500	7,680,828
New York State Dormitory Authority, Refunding RB, Series E, 4.00%, 03/15/44	1,520	1,522,251
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	915	990,762
Series A, AMT, 5.00%, 07/01/46	1,165	1,165,392
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	2,125	2,218,452
Port Authority of New York & New Jersey, Refunding RB, 4.00%, 09/01/39	1,110	1,132,872

		58,488,301

Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,880	4,596,765
Miami University/Oxford Ohio, Refunding RB, Series A, 4.00%, 09/01/45	2,670	2,676,787
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	1,390	1,454,604

		8,728,156

28	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma — 0.3%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	$1,735	$1,732,928

Pennsylvania — 2.1%
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	5,000	5,101,197
Geisinger Authority, Refunding RB, Series A-1, 5.00%, 02/15/45	4,725	4,825,165
Montgomery County Higher Education and Health Authority, Refunding RB, 5.00%, 09/01/48	715	731,903

		10,658,265

Puerto Rico — 5.2%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	2,810	3,036,454
Series A-1, Restructured, 5.75%, 07/01/31	2,536	2,809,148
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,044	3,962,190
Series A-1, Restructured, 5.00%, 07/01/58	10,387	10,386,866
Series A-2, Restructured, 4.78%, 07/01/58	3,325	3,250,187
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	10,165	3,124,829

		26,569,674

Tennessee — 5.3%
City of Memphis Tennessee Electric System Revenue, RB, Series A, 4.00%, 12/01/45	1,500	1,507,916
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	2,545	2,661,638
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB
5.25%, 05/01/48	2,500	2,704,869
Series A, 5.00%, 07/01/46	6,590	6,632,027
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series B, Subordinate, (AGM), 5.25%, 07/01/48	2,900	3,212,291
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	7,260	7,532,870
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 01/01/54	2,200	2,449,832

		26,701,443

Texas — 16.1%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	845	822,285
7.88%, 11/01/62	720	730,693
Arlington Independent School District, Refunding GO, (PSF), 4.00%, 02/15/48	6,000	5,991,813
City of Austin Texas Airport System Revenue, ARB
Series B, AMT, 5.00%, 11/15/44	3,630	3,783,268
Series B, AMT, 5.00%, 11/15/48	2,850	2,941,508
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/46	3,550	3,726,995
Dallas Fort Worth International Airport, Refunding ARB, Series B, 5.00%, 11/01/47	1,625	1,751,468
Dallas Independent School District, Refunding GO, (PSF), 5.00%, 02/15/49(g)	8,500	9,321,397
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	470,075

Security	Par (000)	Value

Texas (continued)
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	$4,900	$4,902,491
Harris County Municipal Utility District No. 534, GO
(AGM), 5.00%, 09/01/47	1,750	1,840,845
(BAM), 5.00%, 09/01/47	1,100	1,157,103
Harris County-Houston Sports Authority, Refunding RB(c)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(h)	6,000	2,726,102
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/37	10,120	4,517,617
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/35	5,000	2,861,726
Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/38	12,580	5,653,422
Little Elm Independent School District, GO, (PSF), 5.00%, 08/15/46	3,170	3,330,642
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(h)	15,200	7,026,220
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/43	3,900	4,043,306
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 5.75%, 03/01/54	4,970	5,411,202
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,310	2,336,824
Texas Water Development Board, RB, 4.00%, 10/15/44	2,500	2,512,883
Thrall Independent School District, GO, (PSF), 5.25%, 02/15/48	3,525	3,925,912

		81,785,797

Utah — 0.3%
County of Utah, RB, Series A, 4.00%, 05/15/43	1,500	1,494,475

Virginia — 1.0%
Fairfax County Industrial Development Authority,
Refunding RB, 4.00%, 05/15/42	4,950	4,952,605

Washington — 0.6%
Washington Health Care Facilities Authority, RB,
Series A, 5.00%, 08/15/45	3,000	3,025,831

Total Municipal Bonds — 102.8% (Cost: $502,986,597)		521,175,115

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 7.1%
City of Los Angeles Department of Airports, ARB
Series B, AMT, 5.00%, 05/15/46	8,800	8,957,143
Sub-Series A, AMT, 5.00%, 05/15/42	11,420	11,893,837
San Diego County Regional Airport Authority, ARB, AMT, 5.00%, 07/01/48	14,500	15,436,773

		36,287,753

Colorado — 2.5%
Denver City & County School District No. 1, GO, Series A, (SAW), 5.00%, 12/01/45	11,625	12,827,373

Illinois — 2.6%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/41	13,000	13,490,639

Indiana — 2.5%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series A, 5.00%, 02/01/49	11,970	12,601,809

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 2.1%
Commonwealth of Massachusetts, GO, Series D, 5.00%, 09/01/51	$10,000	$10,785,208

Michigan — 2.2%
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/46	10,000	11,162,938

Nevada — 4.1%
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	19,650	20,663,858

New Jersey — 2.1%
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/48	10,000	10,578,021

New York — 6.6%
New York City Municipal Water Finance Authority, RB, Series DD1, 5.00%, 06/15/48	10,000	10,491,438
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.25%, 06/15/46	10,000	11,397,681
New York State Urban Development Corp., Refunding RB, 5.00%, 03/15/47	10,535	11,389,560

		33,278,679

Oregon — 2.8%
Port of Portland Oregon Airport Revenue, ARB, Series 29, AMT, 5.50%, 07/01/48	12,705	14,075,520

South Carolina — 3.5%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54	16,400	17,566,123

Texas — 2.6%
Texas Water Development Board, RB, Series A, 5.25%, 10/15/51	11,775	13,200,451

Washington — 4.4%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	10,975	11,237,205
State of Washington, GO, Series C, 5.00%, 02/01/47	10,000	10,962,432

		22,199,637

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.1% (Cost: $219,330,132)		228,718,009

Total Long-Term Investments — 147.9% (Cost: $722,316,729)		749,893,124

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(j)(k)	5,134,844	$5,135,357

Total Short-Term Securities — 1.0% (Cost: $5,135,317)		5,135,357

Total Investments — 148.9% (Cost: $727,452,046)		755,028,481
Other Assets Less Liabilities — 2.7%		13,437,011
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.2)%		(107,267,468)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.4)%		(154,100,000)

Net Assets Applicable to Common Shares — 100.0%		$507,098,024

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	When-issued security.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$24,056,456	$—	$(18,922,198	)(a)	$1,070	$29	$5,135,357	5,134,844	$353,787	$—

(a)	Represents net amount purchased (sold).

30	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$747,107	$—	$747,107

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(321,145)	$—	$(321,145)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,587,321

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$521,175,115	$—	$521,175,115
Municipal Bonds Transferred to Tender Option Bond Trusts	—	228,718,009	—	228,718,009
Short-Term Securities
Money Market Funds	5,135,357	—	—	5,135,357

	$5,135,357	$749,893,124	$—	$755,028,481

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(106,689,984)	$—	$(106,689,984)
VMTP Shares at Liquidation Value	—	(154,100,000)	—	(154,100,000)

	$—	$(260,789,984)	$—	$(260,789,984)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) January 31, 2024	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.8%
Black Belt Energy Gas District, RB, 4.00%, 10/01/52(a)	$2,925	$2,920,570
County of Jefferson Alabama, Refunding RB, 5.50%, 10/01/53	4,580	5,024,018
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,170	1,235,432
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 4.00%, 11/01/51	5,290	5,277,479
Series A-1, 5.50%, 01/01/53	1,960	2,108,274

		16,565,773

Arizona — 2.9%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	225	200,356
Series A, 5.00%, 07/01/49	210	190,313
Series A, 5.00%, 07/01/54	165	146,879
Arizona Industrial Development Authority, Refunding RB, Series A, 5.38%, 07/01/50(b)	1,185	1,154,772
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	1,740	1,982,485
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	500	390,311
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,825	1,752,991
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(b)	350	315,896
Maricopa County Industrial Development Authority, RB, 6.38%, 07/01/58(b)	620	629,597
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	820	829,839
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,250	1,096,094
Salt Verde Financial Corp., RB
5.00%, 12/01/32	5,635	6,031,896
5.00%, 12/01/37	2,000	2,183,812

		16,905,241

Arkansas — 0.7%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49(b)	1,920	1,863,111
Series A, AMT, 4.75%, 09/01/49(b)	1,175	1,157,833
AMT, Sustainability Bonds, 5.70%, 05/01/53	975	998,117

		4,019,061

California — 4.8%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36	350	350,001
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	2,315	2,872,230
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	855	844,435
California Health Facilities Financing Authority, Refunding RB, Sustainability Bonds, 5.00%, 08/01/55	1,500	1,514,934
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	780	700,131
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	205	205,711
Series A, 5.25%, 08/15/49	510	512,165

Security	Par (000)	Value

California (continued)
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	$2,130	$2,133,834
California School Finance Authority, Refunding RB, Series A, 5.00%, 07/01/51(b)	1,700	1,696,777
City of Los Angeles Department of Airports, ARB, AMT, Sustainability Bonds, 5.25%, 05/15/47	4,265	4,575,778
City of Los Angeles Department of Airports, Refunding ARB, AMT, 5.00%, 05/15/46	1,265	1,345,945
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/56	245	200,201
Senior Lien, Sustainability Bonds, 3.13%, 06/01/57	1,290	831,446
Series A, Senior Lien, Sustainability Bonds, 4.00%, 12/01/58	655	489,198
Sustainability Bonds, 4.00%, 12/01/56	355	247,318
Series A, Sustainability Bonds, 4.00%, 06/01/58	780	564,457
Indio Finance Authority, Refunding RB, Series A, (BAM), 4.50%, 11/01/52	2,405	2,459,683
Riverside County Transportation Commission, Refunding RB, Class B1, Senior Lien, 4.00%, 06/01/46	2,255	2,217,935
San Marcos Unified School District, GO, CAB(c)
Series B, Election 2010, 0.00%, 08/01/33	3,000	2,338,736
Series B, Election 2010, 0.00%, 08/01/43	2,500	1,209,021
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	830	838,135

		28,148,071

Colorado — 1.4%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	250	227,027
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	1,290	1,203,679
Series D, AMT, 5.75%, 11/15/45	1,315	1,486,401
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/38(c)	1,835	972,251
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(b)	320	323,486
Colorado Health Facilities Authority, RB 5.25%, 11/01/39	595	644,779
5.50%, 11/01/47	370	401,736
5.25%, 11/01/52	920	979,932
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	495	514,262
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,330,427

		8,083,980

District of Columbia — 5.4%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	2,590	2,903,151
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	11,165	11,526,856
District of Columbia, Refunding RB, 5.00%, 10/01/48	2,525	2,571,317
District of Columbia, TA, 5.13%, 06/01/41	540	541,068
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	5,280	5,679,642

32	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	$5,985	$5,510,510
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, Sustainability Bonds, 4.00%, 07/15/46	1,310	1,300,151
Series A, Sustainability Bonds, 4.13%, 07/15/47	1,285	1,289,852

		31,322,547

Florida — 4.9%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,460	2,617,658
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	190	164,318
Series A, 5.50%, 06/01/57	100	87,906
Celebration Pointe Community Development District No. 1, SAB
5.00%, 05/01/32	200	200,518
5.00%, 05/01/48	530	494,791
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/48	2,920	3,390,325
City of Tampa Florida, RB, CAB, Series A, 0.00%, 09/01/45(c)	6,275	2,272,587
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	2,230	2,328,848
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	1,455	1,545,433
County of Pasco Florida, RB
(AGM), 5.00%, 09/01/48	5,330	5,730,939
(AGM), 5.75%, 09/01/54	955	1,077,089
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	5,675	5,040,994
Florida Development Finance Corp., RB
6.50%, 06/30/57(b)	750	719,660
Series A, 5.00%, 06/15/56	115	111,373
AMT, 5.00%, 05/01/29(b)	180	173,514
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	105	90,241
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	180	180,941
5.38%, 05/01/47	185	182,664
6.30%, 05/01/54	480	503,021
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	15	15,016
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	270	235,369
4.00%, 05/01/50	260	204,487
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(d)(e)	1,670	1,118,935

		28,486,627

Georgia — 3.5%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	435	394,303
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	325	343,640
Series A, 5.00%, 05/15/49	7,195	7,826,074
Series B, 5.00%, 12/01/52(a)	5,000	5,249,000
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	1,200	1,077,603

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, RB (continued)
4.00%, 01/01/59	$3,525	$3,230,668
Series A, 5.00%, 07/01/52	1,870	1,927,152
Municipal Electric Authority of Georgia, Refunding RB, 4.00%, 01/01/51	520	456,967

		20,505,407

Hawaii — 0.2%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	250	250,192
AMT, 5.25%, 08/01/26	810	810,629

		1,060,821

Idaho — 0.6%
Idaho Housing & Finance Association, RB, (GTD), 5.50%, 05/01/52	1,250	1,324,568
Idaho Housing & Finance Association, Refunding RB
(GTD), 4.00%, 05/01/42	1,400	1,336,533
(GTD), 4.00%, 05/01/52	1,095	965,789

		3,626,890

Illinois — 11.0%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,035	1,089,600
Series A, 5.00%, 12/01/40	535	549,391
Series A, 5.00%, 12/01/47	100	102,240
Series C, 5.25%, 12/01/35	2,790	2,803,006
Series D, 5.00%, 12/01/46	3,605	3,607,779
Series H, 5.00%, 12/01/36	495	506,366
Chicago Board of Education, Refunding GO
Series D, 5.00%, 12/01/27	1,600	1,657,859
Series D, 5.00%, 12/01/31	150	155,322
Series G, 5.00%, 12/01/34	710	726,864
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,010	1,010,582
Chicago O’Hare International Airport, ARB, Class A, AMT, Senior Lien, 5.50%, 01/01/55	2,565	2,758,292
Chicago Transit Authority Sales Tax Receipts Fund, RB, 2nd Lien, 5.00%, 12/01/46	1,385	1,399,088
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Senior Lien, 4.00%, 12/01/49	2,210	1,995,760
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/48	2,665	2,936,325
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/48	5,125	5,643,155
Cook County Community College District No. 508, GO
5.50%, 12/01/38	2,670	2,680,047
5.25%, 12/01/43	3,850	3,862,361
Illinois Finance Authority, RB, Series A, 5.00%, 02/15/37	480	483,263
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 07/15/47	3,920	3,787,139
Series C, 4.00%, 02/15/41	1,405	1,373,646
Series C, 5.00%, 02/15/41	1,600	1,644,967
Illinois Housing Development Authority, RB, S/F Housing
Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	3,495	3,765,125
Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	1,875	2,057,879

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	$2,745	$2,800,201
Series A, 5.50%, 06/15/53	280	285,802
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM-TCRS), 0.00%, 12/15/56(c)	2,165	449,113
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	1,680	1,549,569
Series B, (AGM), 0.00%, 06/15/44(c)	8,680	3,548,788
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(c)	3,020	663,371
State of Illinois, GO
5.25%, 02/01/31	730	731,199
5.25%, 02/01/32	2,500	2,504,170
5.00%, 02/01/39	1,640	1,643,480
Series B, 5.25%, 05/01/43	1,115	1,222,127
Series D, 5.00%, 11/01/28	505	538,864
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	180	192,102
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,360	1,361,241

		64,086,083

Indiana — 1.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,090	1,091,746
AMT, 7.00%, 01/01/44	4,625	4,631,143

		5,722,889

Iowa — 0.5%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46(f)	2,735	2,539,366
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	225	219,937

		2,759,303

Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	400	373,904

Kentucky — 2.4%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,115	1,154,656
Kentucky Economic Development Finance Authority, Refunding RB, CAB, Series B, (NPFGC), 0.00%, 10/01/24(c)	5,000	4,891,686
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	6,085	6,067,294
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(g)	1,655	1,942,180

		14,055,816

Louisiana — 1.1%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/48	555	554,500
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,000	1,001,595
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	2,705	2,869,112

Security	Par (000)	Value

Louisiana (continued)
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	$995	$1,007,001
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	780	780,738

		6,212,946

Maryland — 0.3%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	135	129,949
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/47	1,550	1,594,557

		1,724,506

Massachusetts — 2.0%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	1,810	1,989,884
Series C, 5.00%, 10/01/52	1,875	2,035,348
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	4,555	4,583,752
Massachusetts Development Finance Agency, Refunding RB
5.00%, 01/01/41	525	526,271
5.00%, 01/01/45	375	375,844
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	645	628,426
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	1,220	1,279,510

		11,419,035

Michigan — 3.1%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,014
City of Lansing Michigan, Refunding GO, Series B, (AGM), 5.00%, 06/01/48	3,450	3,729,233
Grand Traverse County Hospital Finance Authority, RB, Series A, 5.00%, 07/01/44	1,110	1,152,272
Lansing Board of Water & Light, Refunding RB, Series A, 5.25%, 07/01/54	5,195	5,804,485
Michigan Finance Authority, RB, 4.00%, 02/15/50	5,250	4,963,654
Michigan State Building Authority, Refunding RB, Series I, 4.00%, 10/15/52	555	529,720
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,680	1,694,242

		17,878,620

Minnesota — 2.2%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	5,685	5,294,855
Series A, 5.25%, 02/15/53	615	627,656
Series A, 5.25%, 02/15/58	3,050	3,109,227
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	1,495	1,551,226
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	2,115	2,267,251

		12,850,215

Mississippi — 0.2%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	1,190	1,192,558

34	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 1.5%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 07/01/46	$1,830	$1,798,613
Series C, 4.00%, 11/15/49	3,455	3,305,139
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	3,435	3,488,029
St Louis County Industrial Development Authority, Refunding RB, 5.00%, 09/01/37	500	485,230

		9,077,011

New Hampshire(b) — 0.6%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	2,350	1,994,989
Series C, AMT, 4.88%, 11/01/42	1,260	1,152,680
Series B, AMT, Sustainability Bonds, 3.75%, 07/01/45(a)	270	211,768

		3,359,437

New Jersey — 11.5%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	2,390	2,410,416
5.25%, 11/01/44	2,250	2,262,593
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(d)(e)	645	7,966
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(h)	1,375	1,531,408
5.00%, 06/15/43	2,335	2,471,424
Series EEE, 5.00%, 06/15/48	6,405	6,683,727
AMT, (AGM), 5.00%, 01/01/31	530	530,324
AMT, 5.38%, 01/01/43	1,500	1,501,328
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,570	1,572,811
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(h)	775	835,474
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	5,584	5,664,572
5.75%, 04/01/31	705	653,870
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	4,980	4,830,320
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	1,810	1,620,292
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	665	522,033
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	415	421,386
Series AA, 4.00%, 06/15/50	1,730	1,655,938
Series BB, 5.00%, 06/15/46	3,465	3,780,377
Series S, 5.25%, 06/15/43	1,145	1,229,090
Series S, 5.00%, 06/15/46	4,980	5,219,866
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	7,330	7,696,256
New Jersey Turnpike Authority, RB, Series B, 5.00%, 01/01/46	5,385	5,936,714
Passaic Valley Water Commission, RB, (AGM), 4.00%, 12/01/48	655	642,312
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.00%, 06/01/46	275	280,145

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 06/01/46	$4,140	$4,270,781
Sub-Series B, 5.00%, 06/01/46	2,955	2,985,227

		67,216,650

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	100	84,684

New York — 15.6%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	500	512,581
City of New York, GO
Series A-1, 4.00%, 09/01/46	1,550	1,578,907
Series B, 5.25%, 10/01/39	1,030	1,192,481
Series B, 5.25%, 10/01/40	790	910,330
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/39	910	912,058
Series C, 4.00%, 11/15/33	90	90,038
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 5.00%, 11/15/25	100	103,253
Series C-1, Sustainability Bonds, 5.00%, 11/15/26	65	68,586
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	6,795	7,011,283
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	575	599,083
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	1,760	1,760,961
New York City Municipal Water Finance Authority, RB, Series AA-1, 5.25%, 06/15/52	1,080	1,211,226
New York City Municipal Water Finance Authority, Refunding RB
Series BB-1, 4.00%, 06/15/45	810	812,229
Series DD, 4.13%, 06/15/46	7,250	7,443,266
Series DD, 4.13%, 06/15/47	3,430	3,484,642
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, Subordinate, 4.00%, 08/01/48	2,240	2,232,012
Series B-1, Subordinate, 4.00%, 08/01/48	2,500	2,456,932
Series F-1, Subordinate, 5.00%, 02/01/47	3,260	3,579,584
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,200	3,201,111
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	4,910	4,903,862
Class 2, 5.38%, 11/15/40(b)	1,175	1,176,468
Series A, Sustainability Bonds, 3.00%, 11/15/51	2,040	1,524,651
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	1,270	924,422
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	1,200	1,211,728
Series A, 4.00%, 03/15/47	3,830	3,791,700
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	4,625	4,562,885
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/45	6,575	6,655,838
4.00%, 03/15/49	2,205	2,161,515
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	1,050	1,136,940
AMT, 5.00%, 12/01/40	2,250	2,368,256
Series A, AMT, 5.00%, 07/01/46	1,600	1,600,538
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,910	1,993,997

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB (continued)
AMT, 4.00%, 10/31/46	$425	$385,050
Port Authority of New York & New Jersey, ARB, Series 218, AMT, 4.00%, 11/01/47	380	364,283
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/41	1,150	1,134,251
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	6,855	6,823,070
Series A, 5.25%, 05/15/52	900	1,002,011
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 5.00%, 05/15/47	6,930	7,577,801
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	190	189,972

		90,649,801

North Carolina — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	2,290	2,454,582

North Dakota — 0.2%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,035	1,067,208

Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB Series A-2, Class 1, 4.00%, 06/01/48	915	829,263
Series B-2, Class 2, 5.00%, 06/01/55	5,320	5,011,227
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	435	450,785
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	590	660,315
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	2,415	2,277,169

		9,228,759

Oklahoma — 0.5%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,640	1,638,041
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	240	235,101
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	1,435	1,387,810

		3,260,952

Oregon — 0.1%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	1,445	753,903

Pennsylvania — 3.8%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM), 5.50%, 01/01/48	535	584,719
Montgomery County Higher Education and Health Authority, Refunding RB, 5.00%, 09/01/48	385	394,102
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	205	208,020
Pennsylvania Economic Development Financing Authority, RB 5.00%, 06/30/42	3,680	3,683,467
AMT, 5.75%, 06/30/48	1,405	1,549,078

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.25%, 06/30/53	$2,330	$2,502,644
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	480	474,913
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	3,695	3,681,738
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	2,990	2,807,221
Pennsylvania Turnpike Commission, RB Sub-Series B-1, 5.25%, 06/01/47	2,500	2,601,705
Series A, Subordinate, 4.00%, 12/01/46	2,065	2,000,852
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	1,050	1,033,620
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	440	460,619

		21,982,698

Puerto Rico — 4.5%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	1,596	1,768,208
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,908	5,788,481
Series A-1, Restructured, 5.00%, 07/01/58	11,913	11,912,846
Series A-2, Restructured, 4.78%, 07/01/58	3,256	3,182,740
Series B-2, Restructured, 4.78%, 07/01/58	159	154,348
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	12,023	3,695,998

		26,502,621

Rhode Island — 0.0%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	250	235,913

South Carolina — 1.4%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(b)	335	292,822
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/43	2,430	2,491,604
Series A, 5.00%, 05/01/48	3,395	3,459,593
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/51	1,785	1,870,180

		8,114,199

Tennessee — 1.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 10/01/49	445	386,897
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.25%, 07/01/35	950	1,054,638
Series B, AMT, 5.50%, 07/01/36	795	892,790
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	3,130	3,355,693

		5,690,018

Texas — 14.6%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	965	939,059
7.88%, 11/01/62	815	827,104

36	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	$1,980	$2,063,601
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	425	426,810
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	5,180	5,573,027
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	595	594,256
City of Houston Texas, Refunding GO, Series A, 5.25%, 03/01/42	470	538,052
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	230	230,471
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	890	902,976
Crowley Independent School District, GO, (PSF), 5.00%, 02/01/48	3,455	3,795,833
Cypress-Fairbanks Independent School District, GO, (PSF), 4.00%, 02/15/48	1,415	1,406,400
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	2,975	3,274,388
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	670	670,341
Harris County-Houston Sports Authority, Refunding RB(c)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(h)	2,300	1,109,621
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/36	13,075	6,198,799
Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/38	4,750	2,134,639
Hutto Independent School District, GO, (PSF), 5.00%, 08/01/48	200	220,387
Klein Independent School District, GO, (PSF), 4.00%, 08/01/47	5,185	5,160,931
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(h)	10,540	5,781,736
New Caney Independent School District, Refunding GO, (PSF), 5.00%, 02/15/48	11,750	12,968,583
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	180	161,826
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(c)(h)	640	325,886
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	2,610	2,617,121
Port Authority of Houston of Harris County Texas, ARB 4.00%, 10/01/46	2,110	2,069,787
1st Lien, 5.00%, 10/01/48	1,470	1,615,267
Tarrant County Cultural Education Facilities Finance Corp., RB 5.00%, 11/15/51	1,280	1,367,762
Series A, 4.00%, 07/01/53	1,435	1,287,382
Series A, 5.00%, 07/01/53	880	914,026
Series B, 5.00%, 07/01/48	4,955	5,098,884
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	95	83,880
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.75%, 09/01/49	1,240	1,145,237
Series C, (GNMA), 5.00%, 09/01/48	3,650	3,796,000
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	3,110	3,146,114

Security	Par (000)	Value

Texas (continued)
Texas Transportation Commission State Highway 249 System, RB, CAB(c) 0.00%, 08/01/40	$500	$236,094
0.00%, 08/01/41	2,000	892,970
0.00%, 08/01/42	2,345	988,402
Texas Water Development Board, RB 4.45%, 10/15/36	675	748,292
4.00%, 10/15/45	1,810	1,811,615
Waller Consolidated Independent School District, GO, Series A, (PSF), 4.00%, 02/15/48	1,710	1,709,449

		84,833,008

Utah — 1.2%
City of Salt Lake City Utah Airport Revenue, ARB Series A, AMT, 5.00%, 07/01/48	955	979,050
Series A, AMT, 5.25%, 07/01/48	5,235	5,602,945
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(b)	100	95,463
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	135	131,483

		6,808,941

Vermont — 0.0%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	200	196,682

Virginia — 1.4%
Ballston Quarter Community Development Authority, TA(d)(e)
Series A, 5.00%, 03/01/26	290	282,174
Series A, 5.13%, 03/01/31	755	647,213
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,010	951,908
Virginia Housing Development Authority, RB, M/F Housing, Series G, 5.05%, 11/01/47	1,825	1,897,603
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 12/01/49	4,585	4,422,213

		8,201,111

Washington — 0.6%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,615	1,653,585
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/43(b)	2,165	1,813,050

		3,466,635

West Virginia — 0.7%
City of Martinsburg West Verginia, RB, M/F Housing, Series A-1, 4.63%, 12/01/43	570	494,410
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48	3,525	3,421,113

		3,915,523

Wisconsin — 1.9%
Public Finance Authority, RB
Series A, 5.00%, 07/01/55(b)	120	99,689
Series A-1, 4.50%, 01/01/35(b)	205	183,698
AMT, 4.00%, 09/30/51	5,615	4,585,366
AMT, 4.00%, 03/31/56	1,835	1,446,330
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(b)	120	96,969
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/51	3,280	3,103,963

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	$720	$757,929
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	660	667,727

		10,941,671

Total Municipal Bonds — 114.2% (Cost: $652,366,057)		665,042,300

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Alabama(a) — 3.5%
Black Belt Energy Gas District, RB
Series B, 5.25%, 12/01/53	12,500	13,494,125
Series C-1, 5.25%, 02/01/53	6,702	7,137,333

		20,631,458

California — 1.9%
California Community Choice Financing Authority, RB, Sustainability Bonds, 5.00%, 02/01/54	10,000	10,732,016

Colorado — 1.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	7,685	8,364,370

District of Columbia — 0.4%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	2,361	2,367,629

Florida — 1.3%
City of Melbourne Florida Water & Sewer Revenue, RB, 5.00%, 11/15/50	6,910	7,586,502

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,370	1,370,000

Michigan — 2.3%
Michigan State Building Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	12,964	13,559,978

Nebraska — 0.9%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	5,240	5,482,582

New York — 5.7%
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.70%, 11/01/48	5,540	5,627,794
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	4,810	4,736,901
New York City Transitional Finance Authority, RB, 5.25%, 05/01/48	9,510	10,796,414
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/46	8,820	9,275,908
Port Authority of New York & New Jersey, RB, Series 221, AMT, 4.00%, 07/15/55	2,820	2,586,604

		33,023,621

Oregon — 2.2%
Port of Portland Oregon Airport Revenue, ARB, Series 29, AMT, 5.50%, 07/01/48	11,628	12,882,433

Security	Par (000)	Value

Pennsylvania — 3.5%
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 143A, Sustainability Bonds, 6.25%, 10/01/53	$11,111	$12,231,067
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/47	7,107	7,945,685

		20,176,752

South Carolina — 0.9%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	4,842	5,224,475

Wisconsin — 1.0%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing, Series A, 4.10%, 11/01/43	2,658	5,786,869

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.2% (Cost: $142,339,621)		147,188,685

Total Long-Term Investments — 139.4% (Cost: $794,705,678)		812,230,985

	Shares

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(j)(k)	10,122,667	10,123,679

Total Short-Term Securities — 1.8% (Cost: $10,121,826)		10,123,679

Total Investments — 141.2% (Cost: $804,827,504)		822,354,664
Other Assets Less Liabilities — 2.0%		11,775,033

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.3)%		(77,523,843)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.9)%		(174,100,000)

Net Assets Applicable to Common Shares — 100.0%		$582,505,854

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	When-issued security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

38	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust II (BLE)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$37,886,667	$—	$(27,763,789	)(a)	$2,337	$(1,536)	$10,123,679	10,122,667	$570,839	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,460,561	$—	$2,460,561

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(592,079)	$—	$(592,079)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$—	(a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$665,042,300	$—	$665,042,300
Municipal Bonds Transferred to Tender Option Bond Trusts	—	147,188,685	—	147,188,685
Short-Term Securities
Money Market Funds	10,123,679	—	—	10,123,679

	$10,123,679	$812,230,985	$—	$822,354,664

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Trust II (BLE)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(77,008,589)	$—	$(77,008,589)
VMTP Shares at Liquidation Value	—	(174,100,000)	—	(174,100,000)

	$—	$(251,108,589)	$—	$(251,108,589)

See notes to financial statements.

40	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 4.2%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$2,450	$2,638,313
Series F, 5.50%, 11/01/53	1,115	1,186,322
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	9,590	9,602,371
County of Jefferson Alabama, Refunding RB, 5.50%, 10/01/53	4,715	5,172,106
Southeast Energy Authority A Cooperative District, RB(a)
Series A-1, 5.50%, 01/01/53	1,890	2,032,979
Series B, 5.00%, 01/01/54	4,595	4,868,724
Series B-1, 5.00%, 05/01/53	4,510	4,687,898

		30,188,713

Arizona — 2.8%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	575	512,021
Series A, (BAM), 4.00%, 06/01/44	425	408,787
Series A, 5.00%, 07/01/49(b)	550	498,437
Series A, 5.00%, 07/01/54(b)	425	378,325
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.50%, 07/01/52	130	123,790
Series G, 5.00%, 07/01/47	435	407,678
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	2,425	2,762,946
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	640	499,598
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	2,120	2,036,352
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/34(b)	400	400,083
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	300	274,283
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	775	784,299
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,400	1,227,626
Salt Verde Financial Corp., RB
5.00%, 12/01/32	3,500	3,746,519
5.00%, 12/01/37	5,235	5,716,128

		19,776,872

Arkansas — 1.5%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49(b)	380	368,741
Series A, AMT, 4.75%, 09/01/49(b)	4,235	4,173,127
AMT, Sustainability Bonds, 5.70%, 05/01/53	1,170	1,197,741
City of Benton Arkansas Sales & Use Tax, RB, (AGM), 4.00%, 06/01/39	505	505,346
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	840	828,268
City of Springdale Arkansas Sales & Use Tax Revenue, RB, Series B, (BAM), 4.13%, 08/01/47	3,085	3,062,271
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	469,210

		10,604,704

California — 6.5%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	3,170	3,180,864

Security	Par (000)	Value

California (continued)
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	$1,025	$1,012,335
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 08/15/48	3,675	3,654,289
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	800	813,456
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	185	185,642
Series A, 5.25%, 08/15/49	460	461,953
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	1,755	1,758,159
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/42	1,000	964,358
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34(a)	1,000	1,006,264
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/42	3,700	3,695,404
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/46	830	883,110
Series D, AMT, Subordinate, 4.00%, 05/15/51	1,755	1,644,778
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/56	305	249,229
Senior Lien, Sustainability Bonds, 3.13%, 06/01/57	1,595	1,028,028
Series A, Senior Lien, Sustainability Bonds, 4.00%, 12/01/58	845	631,103
Sustainability Bonds, 4.00%, 12/01/56	440	306,535
Series A, Sustainability Bonds, 4.00%, 06/01/58	970	701,953
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(a)	1,650	1,915,670
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(c)	8,000	4,415,784
Palomar Community College District, GO
Series B, Convertible, 6.20%, 08/01/39(a)	2,605	3,063,715
Series B, Election 2006, 0.00%, 08/01/30(c)	1,500	1,277,279
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/27(a)(d)	2,800	3,136,642
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/47	1,515	1,558,987
Series B, AMT, Subordinate, 5.00%, 07/01/56	2,150	2,232,879
San Diego Unified School District, GO(c)(e)
Class A, 0.00%, 07/01/29	5,315	4,506,955
Series A, 0.00%, 07/01/29	685	580,859
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.25%, 05/01/33	850	850,325
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	920	929,017

		46,645,572

Colorado — 3.0%
Board of Governors of Colorado State University System, Refunding RB, Series C, 4.00%, 03/01/47	5,650	5,515,906
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,000	1,000,613
Series A, AMT, 5.50%, 11/15/30	340	340,211
Series A, AMT, 5.50%, 11/15/31	405	405,279

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/45	$1,160	$1,311,198
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB(c)
Series A-2, 0.00%, 08/01/37	1,490	823,933
Series A-2, 0.00%, 08/01/38	915	484,801
Colorado Educational & Cultural Facilities Authority, RB
5.50%, 07/01/40	2,510	2,513,978
5.00%, 03/01/50(b)	360	363,922
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	480	521,171
5.25%, 11/01/52	1,000	1,065,143
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	2,420	2,514,173
Series A, 4.00%, 11/15/46	1,610	1,556,139
Series A, 4.00%, 08/01/49	1,950	1,811,766
Series A, 4.00%, 11/15/50	1,480	1,393,175

		21,621,408

Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	390	422,173
4.25%, 07/15/53	525	512,229

		934,402

Delaware — 0.5%
County of Kent Delaware, RB
5.00%, 07/01/53	775	732,383
Series A, 5.00%, 07/01/40	330	330,430
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	2,180	2,183,165

		3,245,978

District of Columbia — 3.9%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	3,490	3,911,968
District of Columbia, Refunding RB, 5.00%, 10/01/48	1,695	1,726,092
District of Columbia, TA, 5.13%, 06/01/41	1,195	1,197,363
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/39	1,060	1,061,018
Series A, AMT, 5.25%, 10/01/48	1,395	1,500,587
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34(c)	10,170	7,067,168
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35(c)	13,485	8,905,808
Series B, Subordinate, 4.00%, 10/01/49	2,000	1,841,440
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, Sustainability Bonds, 4.00%, 07/15/46	875	868,421

		28,079,865

Florida — 4.8%
Broward County Florida Water & Sewer Utility
Revenue, RB, Series A, 4.00%, 10/01/45	585	588,453
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	305	232,044
Series A, 5.00%, 06/01/45	480	415,119

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB(b) (continued)
Series A, 5.50%, 06/01/57	$170	$149,440
City of Gainesville Florida Utilities System Revenue, Refunding RB, Series A, 5.00%, 10/01/47	4,115	4,310,327
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	1,290	1,320,259
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46 .	1,930	1,830,322
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	285	81,653
Series A, 0.00%, 09/01/53	160	36,936
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/45	2,845	2,859,528
Series A, AMT, 5.00%, 10/01/49	1,000	1,015,286
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	3,525	3,661,711
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/28	2,650	2,674,922
County of Miami-Dade Seaport Department, Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,180	2,018,903
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	885	270,110
Series A-2, 0.00%, 10/01/47	1,040	298,672
Series A-2, 0.00%, 10/01/49	355	90,429
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	500	563,921
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	430	318,880
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	1,765	1,567,816
Esplanade Lake Club Community Development District, SAB, Series A-1, 4.13%, 11/01/50	615	492,425
Florida Development Finance Corp., RB
6.50%, 06/30/57(b)	925	887,581
Series A, 5.00%, 06/15/56	75	72,634
AMT, 5.00%, 05/01/29(b)	270	260,271
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	270	232,049
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/48	1,730	1,758,948
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	575	602,577
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	20	20,022
Orange County Health Facilities Authority, RB, 5.00%, 10/01/53	1,075	1,147,468
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	1,185	1,091,773
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	220	185,360
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(f)(g)	800	536,091
Trout Creek Community Development District, SAB
4.00%, 05/01/40	630	542,348
4.00%, 05/01/51	1,050	799,929

42	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	$600	$594,637
Westside Community Development District, SAB, 4.00%, 05/01/50	815	641,644

		34,170,488

Georgia — 3.9%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/52	1,520	1,604,379
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	3,165	2,987,658
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	2,615	2,495,934
Development Authority for Fulton County, RB, 5.00%, 06/15/56	7,240	7,870,821
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	535	484,947
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	1,460	1,372,855
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	7,815	8,266,551
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	1,135	1,019,233
4.00%, 01/01/59	1,335	1,223,530
Series A, 5.00%, 01/01/59	480	487,286

		27,813,194

Hawaii — 0.1%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	425	425,326
AMT, 5.25%, 08/01/26	460	460,358

		885,684

Idaho — 0.3%
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	2,000	2,003,089

Illinois — 8.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,760	1,852,847
Series A, 5.00%, 12/01/40	1,410	1,447,929
Series A, 5.00%, 12/01/42	1,480	1,480,552
Series C, 5.25%, 12/01/35	2,655	2,667,377
Series D, 5.00%, 12/01/46	3,480	3,482,682
Series H, 5.00%, 12/01/36	585	598,432
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/27	500	518,081
Series C, 5.00%, 12/01/34	475	485,727
Series G, 5.00%, 12/01/34	315	322,482
Chicago Midway International Airport, Refunding ARB
Series B, 5.00%, 01/01/46	1,670	1,702,514
Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,620	1,620,933
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 4.38%, 01/01/53	1,390	1,327,886
Series B, Senior Lien, 5.00%, 01/01/53	1,040	1,079,331
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	885	966,587
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	1,445	1,572,565
Cook County Community College District No. 508, GO
5.50%, 12/01/38	3,075	3,086,571
5.25%, 12/01/43	2,935	2,944,424

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	$820	$825,575
Series A, 5.00%, 02/15/50	130	121,601
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 07/15/47	1,485	1,434,669
Series C, 4.00%, 02/15/41	1,945	1,901,595
Series C, 5.00%, 02/15/41	555	570,598
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	5,625	5,761,773
Series B, 5.00%, 01/01/40	2,250	2,315,200
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	2,370	2,417,660
Metropolitan Pier & Exposition Authority, Refunding RB(c)
Series B, (AGM), 0.00%, 06/15/44	3,765	1,539,307
Series B, (AGM), 0.00%, 06/15/47	22,775	7,887,352
State of Illinois, GO
5.25%, 02/01/31	1,485	1,487,439
5.25%, 02/01/32	2,365	2,368,944
5.00%, 02/01/39	1,910	1,914,053
5.50%, 05/01/39	795	880,719
Series B, 5.25%, 05/01/41	1,770	1,949,809
Series D, 5.00%, 11/01/28	900	960,351
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	90	96,051
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,225	1,226,117

		62,815,733

Indiana — 1.2%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	975	976,562
AMT, 7.00%, 01/01/44	2,355	2,358,128
Indianapolis Local Public Improvement Bond Bank, RB
5.25%, 02/01/48	665	747,323
(BAM), 5.00%, 03/01/53	3,950	4,147,497

		8,229,510

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46(h)	1,450	1,346,282
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	175	171,062

		1,517,344

Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	705	643,966

Kentucky — 1.4%
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,500	2,607,198
Fayette County School District Finance Corp., RB
(NGFGC), 5.00%, 06/01/44	860	933,058
(BAM-TCRS), 5.00%, 06/01/46	760	818,650
(BAM-TCRS), 5.00%, 06/01/47	1,155	1,240,506
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	735	761,141
Kentucky Public Transportation Infrastructure Authority, RB, CAB(a) Convertible, 6.75%, 07/01/43	1,770	2,077,135

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, CAB(a) (continued)
Series C, Convertible, 6.45%, 07/01/34	$500	$601,641
Series C, Convertible, 6.60%, 07/01/39	830	977,713

		10,017,042

Louisiana — 1.7%
Lafayette Parish School Board Sale Tax Revenue,
RB, 4.00%, 04/01/53	995	990,107
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,502,393
Louisiana Public Facilities Authority, RB
5.25%, 10/01/48	1,330	1,410,333
5.25%, 10/01/53	2,810	2,980,483
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/47	1,635	1,663,786
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	2,990	3,205,142
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	495	495,468

		12,247,712

Maryland — 0.8%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	170	170,407
5.25%, 07/01/44	170	170,261
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	1,430	1,477,636
Maryland Health & Higher Educational Facilities Authority, RB
Series B, 4.00%, 04/15/50	1,645	1,533,105
Series C, 5.00%, 05/15/45	2,125	2,156,021

		5,507,430

Massachusetts — 2.7%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	1,195	1,313,763
Series C, 5.00%, 10/01/52	1,240	1,346,044
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	1,115	1,124,077
5.00%, 10/01/48	830	800,578
Series A, 5.25%, 01/01/42	1,110	1,129,151
Series A, 5.00%, 01/01/47	5,005	5,036,592
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,140	1,040,185
5.00%, 04/15/40	400	401,706
Series A, 5.00%, 10/01/35	500	505,620
Series A, 5.00%, 10/01/43	750	751,242
Series P, 5.45%, 05/15/59	2,010	2,239,765
Massachusetts Educational Financing Authority, RB, Series B, AMT, 2.63%, 07/01/36	25	24,797
Massachusetts Educational Financing Authority, Refunding RB, Series B, AMT, 3.63%, 07/01/34	30	30,908
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.80%, 12/01/43	160	144,215
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	3,100	3,251,214

		19,139,857

Security	Par (000)	Value

Michigan — 5.9%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	$5	$5,014
City of Lansing Michigan, Refunding GO, Series B, (AGM), 4.13%, 06/01/48	1,360	1,328,987
Eastern Michigan University, RB, Series A, 4.00%, 03/01/28(d)	45	47,525
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	1,490	1,632,605
Series B, 2nd Lien, 5.50%, 07/01/52	3,525	3,887,979
Series A, Senior Lien, 5.25%, 07/01/52	3,525	3,879,538
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	3,525	3,879,538
Series B, Senior Lien, 5.50%, 07/01/52	3,525	3,894,175
Michigan Finance Authority, RB
4.00%, 02/15/47	4,815	4,611,030
4.00%, 02/15/50	3,140	2,968,738
4.00%, 02/15/44	3,785	3,649,406
Michigan Finance Authority, Refunding RB
4.00%, 11/15/46	570	540,718
Series A, 4.00%, 12/01/49	4,100	3,937,866
Michigan State Building Authority, Refunding RB, Series I, 4.00%, 10/15/52	710	677,660
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	215	225,904
Michigan State Housing Development Authority, RB, M/F Housing, Series A, AMT, 3.80%, 10/01/38	1,690	1,635,848
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,795	1,810,217
State of Michigan Trunk Line Revenue, RB
4.00%, 11/15/46	905	919,986
5.00%, 11/15/46	1,980	2,210,262

		41,742,996

Minnesota — 1.1%
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	425	391,529
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,031,003
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,800	3,539,217
Series A, 5.25%, 02/15/53	415	423,540
Series A, 5.25%, 02/15/58	1,605	1,636,167
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	575	503,307
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	290	298,537

		7,823,300

Mississippi — 0.5%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	3,595	3,602,727

44	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 0.8%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 02/15/49	$1,910	$1,806,010
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	3,530	3,584,495

		5,390,505

Montana — 0.0%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	60	60,333
Series B-2, 3.60%, 12/01/47	100	88,300

		148,633

Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	400	406,460

Nevada — 0.7%
Carson City Nevada, Refunding RB, 5.00%, 09/01/42	650	659,236
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,000	1,005,117
Las Vegas Valley Water District, GO, Series A, 4.00%, 06/01/51	2,690	2,612,981
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	595	617,698
5.00%, 07/01/45	420	430,002

		5,325,034

New Hampshire — 0.5%
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	2,095	1,778,511
Series C, AMT, 4.88%, 11/01/42	1,140	1,042,901
Series B, AMT, Sustainability Bonds, 3.75%, 07/01/45(a)	395	309,809
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, 4.00%, 07/01/52	800	699,049

		3,830,270

New Jersey — 7.7%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,265	1,275,806
5.25%, 11/01/44	1,885	1,895,550
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	660	665,096
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(d)	60	66,825
5.00%, 06/15/36	460	508,456
5.00%, 06/15/43	100	105,843
Class A, 5.25%, 11/01/47	4,795	5,286,562
Series A, 5.00%, 06/15/47	2,500	2,592,223
Series B, 4.50%, 06/15/40	1,270	1,323,472
Series EEE, 5.00%, 06/15/48	4,275	4,461,036
Series LLL, 5.00%, 06/15/34	365	406,431
Series UU, 5.00%, 06/15/24(d)	80	80,547
Series UU, 5.00%, 06/15/40	345	347,162
AMT, (AGM), 5.00%, 01/01/31	790	790,482
AMT, (AGM), 5.13%, 07/01/42	200	200,125
AMT, 5.38%, 01/01/43	3,000	3,002,655
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,060	1,061,898
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	3,735	3,789,011

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, Refunding SAB (continued)
5.75%, 04/01/31	$2,675	$2,480,998
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	3,390	3,379,985
Series C, AMT, Subordinate, 5.00%, 12/01/52	3,425	3,466,331
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,100	1,051,554
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/48	4,075	4,374,576
Series AA, 4.13%, 06/15/39	1,040	1,055,651
Series AA, 5.00%, 06/15/45	900	913,848
Series AA, 5.00%, 06/15/46	400	405,777
Series S, 5.25%, 06/15/43	2,810	3,016,369
Series S, 5.00%, 06/15/46	2,070	2,169,703
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	1,000	648,494
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/37	1,440	1,663,498
Series A, 5.25%, 06/15/42	575	654,692
Passaic Valley Water Commission, RB, (AGM), 4.00%, 12/01/53	645	624,553
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	650	662,162
Series A, 5.25%, 06/01/46	715	737,587

		55,164,958

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	200	169,369

New York — 11.9%
City of New York, GO
Series A, 5.00%, 08/01/46	2,265	2,524,956
Series A, 5.00%, 08/01/48	4,750	5,265,498
Series A-1, 4.00%, 09/01/46	2,175	2,215,563
Series C, 5.00%, 08/01/43	805	878,490
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	3,494,881
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.00%, 11/15/56	2,670	2,718,142
Series C-1, 5.25%, 11/15/56	10	10,253
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	1,950	2,012,068
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	370	385,497
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,040	1,095,852
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.85%, 11/01/53	2,165	2,207,706
New York City Municipal Water Finance Authority, Refunding RB, Series BB-1, 4.00%, 06/15/45	855	857,352
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42	1,015	1,015,066
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 4.00%, 02/01/51	6,500	6,562,161
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,385	1,375,407
Series A, 6.25%, 06/01/41(b)	3,000	3,001,042
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	255	236,560
Series A-2B, 5.00%, 06/01/51	245	221,709

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	$3,920	$3,915,100
Class 2, 5.38%, 11/15/40(b)	1,450	1,451,812
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	4,565	3,322,825
Series A, Sustainability Bonds, 3.00%, 11/15/51	2,825	2,111,342
New York Power Authority, RB, Sustainability Bonds, (AGM), 5.13%, 11/15/58	1,305	1,428,789
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	1,160	1,117,215
New York State Dormitory Authority, RB, Series A, 4.00%, 03/15/47	545	533,180
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	3,000	3,002,382
Series A, 4.00%, 03/15/49	1,600	1,578,511
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/49	1,850	1,813,516
Series A, 4.00%, 03/15/44	7,275	7,287,153
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	1,265	1,369,742
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,910	1,993,997
AMT, Sustainability Bonds, 6.00%, 06/30/54	3,880	4,267,258
Port Authority of New York & New Jersey, Refunding ARB
Series 198, 5.25%, 11/15/56	715	740,267
AMT, 5.00%, 01/15/47	4,860	5,175,000
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	6,415	6,449,993
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	539,471
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	290	289,957

		84,465,713

North Carolina — 0.6%
Greater Asheville Regional Airport Authority, ARB, AMT, (AGM), 5.25%, 07/01/48	3,755	4,032,704
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	460	515,604

		4,548,308

Ohio — 2.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	610	552,842
Series B-2, Class 2, 5.00%, 06/01/55	9,165	8,633,063
County of Franklin Ohio, RB
Series A, 4.00%, 12/01/44	365	358,625
Series A, 5.00%, 12/01/47	290	300,523
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	550	615,548
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	1,085	1,023,076
Series A, 3.75%, 08/15/50	755	677,826

Security	Par (000)	Value

Ohio (continued)
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	$50	$50,105
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,250	2,107,843

		14,319,451

Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,080	1,078,710
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	640	638,886
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	950	930,607

		2,648,203

Oregon — 0.1%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	510	266,083
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	110	101,031

		367,114

Pennsylvania — 5.5%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM-CR), 4.00%, 01/01/56	1,670	1,569,059
Commonwealth of Pennsylvania, GO, Series 1, 4.00%, 03/01/38	3,650	3,745,505
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	780	781,325
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	1,430	1,316,989
5.00%, 09/01/48	980	1,003,168
Series A, 4.00%, 09/01/49	1,380	1,268,439
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	605	613,914
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	2,595	2,625,087
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	390	390,367
Series A-1, 4.00%, 04/15/50	470	437,411
AMT, 5.50%, 06/30/40	2,000	2,193,962
AMT, 5.75%, 06/30/48	3,150	3,473,022
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,905	1,884,811
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	100	75,763
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	1,130	1,164,432
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB
Series A, 4.00%, 12/01/51	9,445	9,146,355
Series B, 4.00%, 12/01/53	1,435	1,347,278
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,380	1,396,121
Sub-Series B-1, 5.25%, 06/01/47	1,170	1,217,598

46	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB (continued)
Series A, Subordinate, 4.00%, 12/01/50	$1,075	$1,021,407
Series A, Subordinate, (BAM-TCRS), 4.00%, 12/01/50	535	520,300
Series B, Subordinate, 4.00%, 12/01/51	610	576,932
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	1,555	1,530,742

		39,299,987

Puerto Rico — 5.2%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	3,910	4,225,901
Series A-1, Restructured, 5.75%, 07/01/31	3,524	3,903,054
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	9,243	9,056,013
Series A-1, Restructured, 5.00%, 07/01/58	11,123	11,122,857
Series A-2, Restructured, 4.78%, 07/01/58	2,097	2,049,817
Series B-2, Restructured, 4.78%, 07/01/58	412	399,945
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	19,562	6,013,567

		36,771,154

Rhode Island — 0.6%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,975	1,925,502
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM), 3.75%, 05/15/32	1,155	1,184,048
Rhode Island Housing & Mortgage Finance Corp., RB, M/F Housing, Series 3-B, 4.13%, 10/01/49	295	269,608
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	735	693,586

		4,072,744

South Carolina — 1.5%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	281,231
4.38%, 11/01/49	470	389,411
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,575	1,686,990
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(b)	845	738,610
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	2,015	1,924,351
Series A, 5.00%, 05/01/43	1,680	1,722,591
Series A, 4.25%, 05/01/48	1,445	1,369,253
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	1,745	1,577,342
South Carolina Public Service Authority, RB, Series E, 5.00%, 12/01/48	440	440,152
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/36	175	180,948
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	210	217,080

		10,527,959

South Dakota — 0.1%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(d)	740	766,810

Security	Par (000)	Value

Tennessee — 2.7%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	$430	$468,107
Memphis-Shelby County Airport Authority, ARB
Series A, AMT, 5.00%, 07/01/45	3,515	3,676,094
Series A, AMT, 5.00%, 07/01/49	11,275	11,694,662
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 5.25%, 05/01/48	555	600,481
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.25%, 10/01/58	2,280	2,332,303
Series A, 4.00%, 10/01/49	230	199,969

		18,971,616

Texas — 8.2%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,165	1,133,683
7.88%, 11/01/62	1,005	1,019,926
City of Austin Texas Airport System Revenue, ARB
AMT, 5.25%, 11/15/47	2,500	2,693,701
Series B, AMT, 5.00%, 11/15/44	1,290	1,344,467
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	275	276,171
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series A, AMT, 4.00%, 07/01/40	1,525	1,489,246
Sub-Series A, AMT, 4.00%, 07/01/46	1,390	1,312,670
Sub-Series A, AMT, 4.00%, 07/01/48	3,420	3,169,023
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	5,000	4,907,758
Gunter Independent School District, GO, (PSF), 4.00%, 02/15/53	470	451,052
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	655	628,556
Harris County Flood Control District, Refunding GO, Series A, Sustainability Bonds, 4.00%, 09/15/48	1,340	1,317,252
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(c)	10,690	3,760,934
Hutto Independent School District, GO, (PSF), 5.00%, 08/01/48	155	170,800
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(c)(d)	370	218,504
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(d)	14,680	7,417,970
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	455	409,061
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(c)(d)	2,415	1,229,712
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	2,835	2,842,734
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	1,375	1,495,825
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,150	5,149,830
Spring Branch Independent School District, GO, (PSF), 4.00%, 02/01/48	1,275	1,275,108
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	6,695	6,006,286
Series A, 5.00%, 07/01/53	2,080	2,160,425

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	$255	$225,152
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 3.75%, 09/01/49	850	785,042
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,080	2,104,153
Texas Transportation Commission State Highway 249 System, RB, CAB(c)
0.00%, 08/01/35	270	169,373
0.00%, 08/01/36	145	85,960
0.00%, 08/01/37	195	108,877
0.00%, 08/01/38	200	105,427
0.00%, 08/01/39	1,000	499,120
0.00%, 08/01/43	795	316,888
0.00%, 08/01/44	605	227,298
0.00%, 08/01/45	1,135	402,645
Texas Water Development Board, RB, 4.00%, 10/15/45	1,195	1,196,066

		58,106,695

Utah — 0.6%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/48	1,565	1,604,412
Series A, AMT, 5.00%, 07/01/51	1,340	1,391,284
Utah Charter School Finance Authority, RB
(UT CSCE), 5.00%, 10/15/48	360	367,479
Series A, 5.00%, 06/15/39(b)	200	190,927
Utah Charter School Finance Authority, Refunding RB
5.00%, 06/15/40(b)	150	146,092
(UT CSCE), 4.00%, 04/15/42	400	385,053
5.00%, 06/15/55(b)	385	352,365

		4,437,612

Vermont — 0.0%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	285	285,868

Virginia — 1.3%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36(f)(g)	465	372,697
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	4,870	4,872,563
Roanoke Economic Development Authority, Refunding RB, 3.00%, 07/01/45	1,385	1,115,592
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/40	520	476,920
4.00%, 09/01/48	375	274,698
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	2,330	2,336,281

		9,448,751

Washington — 1.9%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,470	1,505,121
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	2,565	2,631,567
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	5,645	5,864,790

Security	Par (000)	Value

Washington (continued)
Washington State Convention Center Public Facilities District, RB, Class B, Sustainability Bonds, 3.00%, 07/01/58	$3,715	$2,596,595
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/38	600	526,414
5.00%, 01/01/43	900	753,693

		13,878,180

West Virginia — 0.6%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48	1,510	1,465,498
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	2,910	2,708,792

		4,174,290

Wisconsin — 0.7%
Public Finance Authority, RB
Class A, 6.00%, 06/15/52	385	347,389
Class A, 6.13%, 06/15/57	435	395,060
Series A, 5.00%, 10/15/40(b)	425	387,467
Series A, 5.00%, 10/15/50(b)	540	458,324
Series A, 5.00%, 07/01/55(b)	300	249,222
Series A, 5.00%, 10/15/55(b)	560	465,151
Series A-1, 4.50%, 01/01/35(b)	220	197,139
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	305	246,462
AMT, 4.00%, 08/01/35	280	249,590
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,005	2,130,142
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing, Series A, 4.45%, 05/01/57	90	89,096

		5,215,042

Total Municipal Bonds — 109.7% (Cost: $760,189,292)		781,998,312

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Alabama — 5.7%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	10,400	11,524,044
Series C-1, 5.25%, 02/01/53	14,173	15,093,920
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	12,454	13,843,475

		40,461,439

Arizona — 1.8%
Salt River Project Agricultural Improvement & Power District, RB, Series B, 5.00%, 01/01/48	11,390	12,671,889

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	10,090	10,981,798

48	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 1.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	$1,300	$1,303,684
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/49	11,190	11,570,872

		12,874,556

Florida — 1.5%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, 5.50%, 09/01/53	9,064	10,390,775

Georgia — 1.4%
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53	9,240	9,810,570

Iowa — 0.1%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	725	725,000

Massachusetts — 1.2%
Commonwealth of Massachusetts, GO, Series D, 5.00%, 10/01/52	7,710	8,448,847

Michigan — 0.3%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,338	2,279,772

New York — 3.7%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,710	2,668,940
New York City Municipal Water Finance Authority, RB, Series AA-1, 5.25%, 06/15/52	10,990	12,325,351
New York City Transitional Finance Authority, RB, 5.25%, 05/01/48	10,070	11,432,165

		26,426,456

Oklahoma — 1.3%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	8,123	9,070,510

Oregon — 0.9%
Port of Portland Oregon Airport Revenue, ARB, Series 29, AMT, 5.50%, 07/01/48	5,620	6,226,245

Pennsylvania — 1.3%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	8,294	9,153,431

South Carolina — 1.9%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	12,603	13,598,105

Tennessee — 1.7%
Tennessee Energy Acquisition Corp., RB, 5.00%, 05/01/52	11,643	12,371,414

Texas — 4.9%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/48	6,450	6,939,386
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	4,400	4,994,292

Security	Par (000)	Value

Texas (continued)
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	$9,840	$10,830,245
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	4,041	4,318,193
Texas Water Development Board, RB, 4.80%, 10/15/52	7,790	8,257,679

		35,339,795

Wisconsin — 0.4%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing, Series A, 4.10%, 11/01/43	3,020	2,922,465

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.4% (Cost: $213,074,613)		223,753,067

Total Long-Term Investments — 141.1% (Cost: $973,263,905)		1,005,751,379

	Shares

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(j)(k)	16,324,782	16,326,415

Total Short-Term Securities — 2.3% (Cost: $16,326,415)		16,326,415

Total Investments — 143.4% (Cost: $989,590,320)		1,022,077,794

Other Assets Less Liabilities — 1.2%		8,699,474

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.6)%		(103,835,478)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.0)%		(214,000,000)

Net Assets Applicable to Common Shares — 100.0%		$712,941,790

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Fund, Inc. (MHD)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class.	$38,863,368	$—	$(22,537,486	)(a)	$3,103	$(2,570)	$16,326,415	16,324,782	$567,805	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,772,521)	$—	$(1,772,521)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$99,877	$—	$99,877

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$27,853,992

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$781,998,312	$—	$781,998,312
Municipal Bonds Transferred to Tender Option Bond Trusts	—	223,753,067	—	223,753,067
Short-Term Securities
Money Market Funds	16,326,415	—	—	16,326,415

	$16,326,415	$1,005,751,379	$—	$1,022,077,794

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(103,207,179)	$—	$(103,207,179)
VMTP Shares at Liquidation Value	—	(214,000,000)	—	(214,000,000)

	$—	$(317,207,179)	$—	$(317,207,179)

See notes to financial statements.

50	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.8%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$4,765	$5,131,250
Series F, 5.50%, 11/01/53	1,590	1,691,705
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.00%, 10/01/26	290	304,024
5.25%, 10/01/49	1,060	1,148,515
Southeast Energy Authority A Cooperative District, RB, Series A-2, 6.01%, 01/01/53(a)	9,645	9,811,748
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	1,610	1,554,942

		19,642,184

Arizona — 2.1%
Arizona Health Facilities Authority, RB, 4.80%, 01/01/46(a)	1,685	1,672,763
Arizona Industrial Development Authority, RB, Series A, (BAM), 4.00%, 06/01/44	1,435	1,380,256
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.38%, 07/01/50	2,500	2,436,225
Series G, 5.00%, 07/01/47	715	670,092
Chandler Industrial Development Authority, RB, AMT, 4.10%, 12/01/37(a)	895	899,932
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	1,030	804,041
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, 5.00%, 07/01/45(b)	700	675,003
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,805	1,970,890

		10,509,202

Arkansas — 0.8%
Arkansas Development Finance Authority, RB Series A, AMT, 4.75%, 09/01/49(b)	3,550	3,498,135
AMT, Sustainability Bonds, 5.70%, 05/01/53	810	829,205

		4,327,340

California — 4.8%
Bay Area Toll Authority, Refunding RB, Series C, 5.00%, 04/01/56	2,000	1,966,661
California Community Choice Financing Authority, RB
Sustainability Bonds, 5.23%, 02/01/54(a)	3,045	3,041,384
Series B-2, Sustainability Bonds, 5.00%, 02/01/52	3,500	3,109,966
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	715	706,165
California Health Facilities Financing Authority, Refunding RB, Series A, 3.00%, 08/15/51	5,395	4,190,142
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	2,800	2,847,096
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/56	205	167,515
Senior Lien, Sustainability Bonds, 3.13%, 06/01/57	1,080	696,095
Series A, Senior Lien, Sustainability Bonds, 4.00%, 12/01/58	535	399,574
Sustainability Bonds, 4.00%, 12/01/56	315	219,451
Series A, Sustainability Bonds, 4.00%, 06/01/58	665	481,236

Security	Par (000)	Value

California (continued)
Poway Unified School District, Refunding GO, Series B, 0.00%, 08/01/46(c)	$10,000	$3,784,702
San Diego County Regional Airport Authority, ARB, Series B, AMT, 4.00%, 07/01/51	2,880	2,736,333

		24,346,320

Colorado — 2.2%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	1,025	930,809
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	3,300	3,412,932
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	395	428,880
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	3,840	3,989,431
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	2,000	2,008,191
E-470 Public Highway Authority, Refunding RB, Series B, 3.96%, 09/01/39(a)	510	508,584

		11,278,827

Connecticut — 0.7%
State of Connecticut Special Tax Revenue, RB, Series A, 5.25%, 07/01/42	3,275	3,741,033

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	2,670	2,673,877

District of Columbia — 1.6%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	910	978,878
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, 5.25%, 07/15/53	6,630	7,301,856

		8,280,734

Florida — 8.5%
Celebration Pointe Community Development District No. 1, SAB
5.00%, 05/01/32	790	792,044
5.00%, 05/01/48	2,160	2,016,506
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, 5.50%, 09/01/53	3,370	3,863,444
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, Convertible, 4.00%, 09/01/51	3,300	3,109,926
County of Miami-Dade Seaport Department, Refunding RB
Series A-2, (AGM), 4.00%, 10/01/49	3,300	3,216,975
Series A, AMT, 5.00%, 10/01/38	1,800	1,920,634
Series A-1, AMT, (AGM), 4.00%, 10/01/45	6,400	5,927,054
Florida Development Finance Corp., RB, 6.50%, 06/30/57(b)	645	618,908
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/52	5,000	4,646,233
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	205	205,541
5.25%, 05/01/37	470	472,457
5.38%, 05/01/47	770	760,279
6.30%, 05/01/54	410	429,663

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	$4,625	$4,636,518
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	8,900	8,914,853
Palm Beach County Health Facilities Authority, RB, Series B, 4.00%, 11/15/41	300	272,376
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/48	605	541,528
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, (BAM-TCRS), 3.00%, 07/01/51	1,000	788,504

		43,133,443

Georgia — 2.5%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	375	339,916
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	1,855	2,017,702
Series A, 5.00%, 06/01/53(a)	4,130	4,368,632
Main Street Natural Gas, Inc., Refunding RB, Series E-2, 5.26%, 12/01/53(a)	5,565	5,834,176

		12,560,426

Illinois — 7.9%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,785	2,797,983
Series D, 5.00%, 12/01/46	3,570	3,572,750
Series H, 5.00%, 12/01/36	865	884,862
Chicago Board of Education, Refunding GO, Series G, 5.00%, 12/01/34	865	885,546
City of Chicago Illinois Wastewater Transmission Revenue, Refunding RB, Series C, 2nd Lien, 5.00%, 01/01/39	1,000	1,017,397
Cook County Community College District No. 508, GO, 5.25%, 12/01/31	5,000	5,016,054
Illinois Finance Authority, Refunding RB, Series C, 4.00%, 02/15/41	1,500	1,466,526
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	985	1,017,106
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	8,710	8,921,786
Series A, 5.00%, 01/01/45	1,000	1,083,537
Series A, 4.00%, 01/01/46	1,500	1,464,989
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM-TCRS), 0.00%, 12/15/56(c)	8,755	1,816,160
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54(c)	12,215	2,813,120
State of Illinois, GO, Series D, 5.00%, 11/01/27	6,965	7,440,405

		40,198,221

Indiana — 0.4%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	2,250	2,253,604

Kansas — 0.3%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	1,530	1,430,182

Maryland — 3.8%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	545	524,610

Security	Par (000)	Value

Maryland (continued)
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	$4,935	$5,099,394
Maryland Community Development Administration, Refunding RB, S/F Housing, Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.50%, 09/01/49	2,155	2,141,938
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.00%, 12/31/40	1,500	1,540,726
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 07/01/40	6,350	6,399,717
Maryland Stadium Authority, RB, Series A, (NGFGC), 5.00%, 05/01/47	3,630	3,786,896

		19,493,281

Massachusetts — 1.6%
Commonwealth of Massachusetts, GO
Series B, 3.00%, 04/01/49	2,680	2,068,438
Series D, 4.00%, 02/01/43	3,135	3,137,010
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	1,895	1,927,695
Series A, 5.00%, 01/01/47	845	850,334

		7,983,477

Michigan — 1.5%
Michigan Finance Authority, RB, 4.00%, 02/15/44	5,000	4,820,880
Michigan Finance Authority, Refunding RB, 4.00%, 09/01/46	1,200	1,103,435
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,775	1,790,048

		7,714,363

Minnesota — 1.3%
City of Cologne Minnesota, RB, Series A, 5.00%, 07/01/45	1,500	1,281,381
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	695	665,598
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	1,940	1,698,114
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	2,945	3,146,045

		6,791,138

Mississippi — 1.6%
Mississippi Development Bank, Refunding RB, Series A, (AGM), 4.00%, 03/01/41	3,000	2,961,400
State of Mississippi Gaming Tax Revenue, RB, Series A, 4.00%, 10/15/38	5,535	5,234,313

		8,195,713

Missouri — 1.8%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	10,000	9,349,362

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing, Series B-2, 3.60%, 12/01/47	310	273,729

Nevada — 3.0%
Carson City Nevada, Refunding RB, 5.00%, 09/01/42	2,250	2,281,971

52	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 4.00%, 06/01/43	$5,230	$5,159,599
Las Vegas Valley Water District, GO, Series A, 4.00%, 06/01/51	7,875	7,649,526

		15,091,096

New Jersey — 8.1%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	1,400	1,407,836
New Jersey Economic Development Authority, ARB, Series A, AMT, 5.63%, 11/15/30	1,530	1,537,198
New Jersey Economic Development Authority, RB
Series UU, 5.00%, 06/15/40	2,755	2,772,265
AMT, 5.13%, 01/01/34	1,050	1,050,713
AMT, 5.38%, 01/01/43	10,000	10,008,851
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	2,500	2,424,859
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	2,305	2,298,190
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,615	2,646,556
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	3,755	3,589,622
New Jersey Transportation Trust Fund Authority, RB
Class BB, 4.00%, 06/15/50	1,000	954,721
Series AA, 5.25%, 06/15/41	780	794,690
Series AA, 5.00%, 06/15/44	4,450	4,486,906
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(c)	7,260	4,005,108
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	3,000	3,056,132
Sub-Series B, 5.00%, 06/01/46	515	520,268

		41,553,915

New York — 11.3%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	2,145	2,161,771
City of New York, GO
Series C, 4.00%, 08/01/37	4,000	4,151,280
Series F-1, 4.00%, 08/01/41	3,355	3,449,310
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,435	4,323,514
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	3,595	3,570,100
Series A, 6.25%, 06/01/41(b)	3,200	3,201,111
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(b)	1,145	1,146,431
Series 1, 4.00%, 02/15/43	4,250	4,224,289
Series A, Sustainability Bonds, 3.00%, 11/15/51	415	310,162
New York State Dormitory Authority, Refunding RB
4.00%, 03/15/49	5,000	4,941,364
Series A, 4.00%, 03/15/41	3,750	3,829,352
New York State Thruway Authority, RB, Series 2, Sustainability Bonds, 4.13%, 03/15/56	3,325	3,331,364
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	905	979,934
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,975	2,061,855
AMT, 4.00%, 04/30/53	1,175	978,316

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB (continued)
AMT, Sustainability Bonds, 5.38%, 06/30/60	$9,950	$10,399,425
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,785	1,799,918
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,740	2,761,721

		57,621,217

North Carolina — 2.0%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.26%, 12/01/41(a)	9,935	9,987,291

North Dakota — 0.4%
City of Grand Forks North Dakota, RB
Series A, (AGM), 5.00%, 12/01/53	1,125	1,183,618
Series B, (AGM), 5.00%, 12/01/48	640	677,488

		1,861,106

Ohio — 3.1%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	950	825,795
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	5,870	5,529,305
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	525	587,569
Ohio Higher Educational Facility Commission, Refunding RB, Series B, 4.78%, 12/01/42	4,665	4,584,722
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	4,420	4,140,741

		15,668,132

Oklahoma — 2.4%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,625	1,623,059
Oklahoma Turnpike Authority, RB
5.50%, 01/01/53	4,070	4,544,383
Series A, 4.00%, 01/01/48	6,000	5,989,554

		12,156,996

Oregon — 0.4%
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	2,000	2,038,337

Pennsylvania — 15.2%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM), 5.50%, 01/01/53	1,330	1,442,970
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	4,270	4,307,448
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB
Series B, (AGM), 4.50%, 09/01/48	2,785	2,876,700
Series B, (AGM), 5.50%, 09/01/53	5,565	6,227,286
Commonwealth of Pennsylvania, GO, Series 1, 4.00%, 03/01/38	7,250	7,439,702
Geisinger Authority, Refunding RB
4.00%, 02/15/47	5,670	5,505,240
Series A, 4.00%, 04/01/50	5,000	4,782,540

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	$2,360	$2,344,894
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	1,000	1,001,698
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/51	4,000	3,683,886
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	1,095	1,111,133
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	4,170	3,733,145
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,855	1,876,507
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	2,565	2,567,416
AMT, 5.50%, 06/30/43	985	1,086,646
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 125B, AMT, 3.65%, 10/01/42	7,000	6,232,164
Series 143A, Sustainability Bonds, 5.38%, 10/01/46	8,050	8,553,242
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	440	455,369
Sub-Series B-1, 5.25%, 06/01/47	5,680	5,911,075
Series A, Subordinate, 5.00%, 12/01/37	940	1,024,021
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	2,440	2,554,340
Pittsburgh School District, GO, (SAW), 3.00%, 09/01/41	2,315	1,898,119
School District of Philadelphia, GO, Series A, (SAW), 5.50%, 09/01/48	710	788,414

		77,403,955

Puerto Rico — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,376	3,307,703
Series A-1, Restructured, 5.00%, 07/01/58	10,292	10,291,867
Series A-2, Restructured, 4.78%, 07/01/58	3,133	3,062,507
Series A-2, Restructured, 4.33%, 07/01/40	4,240	4,209,260
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	10,130	3,114,070

		23,985,407

South Carolina — 1.3%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,905	4,182,665
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	2,190	2,245,520

		6,428,185

Tennessee — 0.4%
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, (AGM), 5.25%, 07/01/48	2,010	2,228,644

Texas — 9.0%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	790	768,763
7.88%, 11/01/62	685	695,173

Security	Par (000)	Value

Texas (continued)
Aubrey Independent School District, GO, (PSF), 4.00%, 02/15/52	$1,500	$1,470,467
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/52	1,550	1,612,438
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	2,135	2,132,331
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, 4.00%, 02/01/42	5,000	5,028,414
Dallas Independent School District, Refunding GO, (PSF), 4.00%, 02/15/53	1,600	1,550,434
Del Valle Independent School District Texas, GO, (PSF), 4.00%, 06/15/47	2,795	2,770,287
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	1,695	1,695,862
Gunter Independent School District, GO, (PSF), 4.00%, 02/15/53	1,575	1,511,505
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	5,000	5,079,195
Series A, 5.00%, 01/01/43	4,210	4,415,319
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	3,070	3,280,492
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB
5.00%, 11/15/40	3,250	2,961,134
5.00%, 10/01/49	3,500	3,142,194
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	5,740	6,116,314
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	1,315	1,415,938

		45,646,260

Utah — 1.0%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.25%, 07/01/48	1,150	1,230,829
Series A, AMT, 5.50%, 07/01/53	1,325	1,445,957
County of Utah Utah, RB, Series B, 4.00%, 05/15/47	2,650	2,548,971

		5,225,757

Virginia — 1.9%
Ballston Quarter Community Development Authority, TA(d)(e)
Series A, 5.38%, 03/01/36	405	324,607
Series A, 5.50%, 03/01/46	1,415	998,100
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,665	3,454,200
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	4,975	4,988,411

		9,765,318

Washington — 2.9%
Central Puget Sound Regional Transit Authority, RB, Series 2015, Class 2A, Sustainability Bonds, 4.75%, 11/01/45	6,000	5,876,158
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 4.78%, 01/01/40	1,825	1,782,210
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,295	1,325,939
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	1,450	1,487,631
Washington Health Care Facilities Authority, Refunding RB 4.00%, 09/01/50	2,000	1,843,997

54	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington Health Care Facilities Authority, Refunding RB (continued)
Series A, 5.00%, 08/01/44	$1,750	$1,814,646
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/43	425	431,978
Series A, 5.00%, 07/01/48	400	400,922

		14,963,481

West Virginia — 0.9%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	5,000	4,804,151

Wisconsin — 0.5%
Public Finance Authority, RB(b)
Series A, 5.00%, 06/01/36	200	196,879
Series A, 5.00%, 06/01/51	680	607,117
Series A, 5.00%, 06/01/61	870	755,578
Public Finance Authority, Refunding RB, Series B, AMT, 5.00%, 07/01/42	1,000	1,000,448

		2,560,022

Wyoming — 0.4%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	1,690	1,592,873
Wyoming Community Development Authority, Refunding RB, S/F Housing, Series 1, 4.40%, 12/01/43	500	492,081

		2,084,954

Total Municipal Bonds — 116.7% (Cost: $588,932,137)		595,250,680

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Massachusetts — 4.3%
Commonwealth of Massachusetts, GO, Series D, 5.00%, 10/01/51	19,995	21,866,985

New York — 8.8%
New York Power Authority, RB, Sustainability Bonds, (AGM), 5.13%, 11/15/63	6,627	7,299,178
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	10,000	9,883,800
New York Transportation Development Corp., RB, AMT, Sustainability Bonds, (AGM), 5.13%, 06/30/60	10,000	10,317,434
Triborough Bridge & Tunnel Authority, RB, Series A, 4.50%, 05/15/63	16,736	17,023,684

		44,524,096

Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series A, AMT, 4.95%, 07/01/30	600	600,009

Security	Par (000)	Value

Pennsylvania — 2.2%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	$10,005	$11,042,179

South Carolina — 4.2%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	19,995	21,573,806

Texas — 6.4%
Harris County Health Facilities Development Corp., Refunding RB, Series B, 5.75%, 07/01/27	16,860	17,808,496
North Fort Bend Water Authority, Refunding RB, Series A, 4.00%, 12/15/58	15,945	14,987,132

		32,795,628

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.0% (Cost: $128,410,300)		132,402,703

Total Long-Term Investments — 142.7% (Cost: $717,342,437)		727,653,383

	Shares

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(g)(h)	10,693,984	10,695,053

Total Short-Term Securities — 2.1% (Cost: $10,695,053)		10,695,053

Total Investments — 144.8% (Cost: $728,037,490)		738,348,436

Other Assets Less Liabilities — 0.6%		2,818,917

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.3)%		(77,749,839)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.1)%		(153,600,000)

Net Assets Applicable to Common Shares — 100.0%		$509,817,514

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund, Inc. (MVF)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class.	$91,513,818	$—	$(80,822,662	)(a)	$12,013	$(8,116)	$10,695,053	10,693,984	$758,814	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$595,250,680	$—	$595,250,680
Municipal Bonds Transferred to Tender Option Bond Trusts	—	132,402,703	—	132,402,703
Short-Term Securities
Money Market Funds	10,695,053	—	—	10,695,053

	$10,695,053	$727,653,383	$—	$738,348,436

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(77,373,088)	$—	$(77,373,088)
VMTP Shares at Liquidation Value	—	(153,600,000)	—	(153,600,000)

	$—	$(230,973,088)	$—	$(230,973,088)

See notes to financial statements.

56	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.3%
Black Belt Energy Gas District, RB, Series F, 5.50%, 11/01/53(a)	$405	$430,907
County of Jefferson Alabama, Refunding RB, 5.50%, 10/01/53	2,035	2,232,288
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	685	736,820

		3,400,015

Arizona — 2.1%
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	760	865,913
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	450	351,280
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,685	1,618,515
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/44	2,675	2,627,346

		5,463,054

Arkansas — 1.0%
Arkansas Development Finance Authority, RB Series A, AMT, 4.75%, 09/01/49(b)	2,305	2,271,324
AMT, Sustainability Bonds, 5.70%, 05/01/53	435	445,314

		2,716,638

California — 4.2%
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	920	1,141,448
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,323,966
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	145	145,503
Series A, 5.25%, 08/15/49	370	371,571
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	1,495	1,497,691
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/42	1,345	1,343,329
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/46	1,155	1,228,907
Series D, AMT, Subordinate, 4.00%, 05/15/51	635	595,119
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/42(c)	2,000	989,447
Val Verde Unified School District, GO, Series G, Election 2012, (AGM), 4.00%, 08/01/48	2,340	2,334,119

		10,971,100

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/45	425	480,396
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	175	190,010
5.25%, 11/01/52	360	383,452

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	$450	$467,511
Series A, 4.00%, 11/15/50	540	508,321

		2,029,690

Delaware — 1.2%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	1,500	1,504,393
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	1,770	1,714,211

		3,218,604

District of Columbia — 8.6%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	1,110	1,244,208
District of Columbia, Refunding RB, 5.00%, 10/01/48	2,315	2,357,465
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/39	380	380,365
Series A, AMT, 5.25%, 10/01/48	2,355	2,533,249
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33(c)	6,590	4,782,532
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34(c)	4,830	3,356,384
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35(c)	6,515	4,302,658
Series B, Subordinate, 4.00%, 10/01/49	1,790	1,648,089
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, Sustainability Bonds, 4.00%, 07/15/46	1,205	1,195,940
Series A, Sustainability Bonds, 4.13%, 07/15/47	575	577,171

		22,378,061

Florida — 6.9%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	210	211,239
Celebration Pointe Community Development District No. 1, SAB
5.00%, 05/01/32	415	416,074
5.00%, 05/01/48	1,120	1,045,596
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/48	1,280	1,486,170
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	995	1,039,105
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	480	509,833
County of Pasco Florida, RB
(AGM), 5.00%, 09/01/48	2,380	2,559,031
(AGM), 5.75%, 09/01/54	425	479,333
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	105	101,688
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	212	222,691
Orange County Health Facilities Authority, RB, 5.00%, 10/01/53	1,495	1,595,781

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Palm Beach County Health Facilities Authority, RB, 5.00%, 11/15/45	$3,150	$3,184,172
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	5,000	5,103,657

		17,954,370

Georgia — 2.6%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	1,145	1,080,843
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	530	498,365
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	295	311,920
Series A, 5.00%, 05/15/49	985	1,071,394
Series A, 5.00%, 06/01/53(a)	2,185	2,311,249
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,560	1,400,884

		6,674,655

Illinois — 9.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	540	540,201
Series C, 5.25%, 12/01/35	1,465	1,471,830
Series D, 5.00%, 12/01/46	1,915	1,916,478
Series H, 5.00%, 12/01/36	450	460,333
Chicago Board of Education, Refunding GO, Series G, 5.00%, 12/01/34	450	460,689
Chicago Transit Authority Sales Tax Receipts Fund, RB, 2nd Lien, 5.00%, 12/01/46	615	621,256
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, 5.00%, 01/01/47	2,500	2,592,358
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/48	1,655	1,822,326
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	805	808,029
Illinois Finance Authority, RB, Series A, 5.00%, 02/15/50	130	121,601
Illinois Finance Authority, Refunding RB, Series C, 4.00%, 02/15/41	2,940	2,874,390
Illinois Housing Development Authority, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	830	910,954
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	4,400	4,297,301
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	870	887,496
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(c)	5,175	2,115,781
State of Illinois, GO
5.00%, 02/01/39	1,540	1,543,268
Series B, 5.25%, 05/01/43	500	548,039
University of Illinois, RB, Series A, 5.00%, 04/01/44	985	985,898

		24,978,228

Indiana — 1.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	790	791,265
AMT, 7.00%, 01/01/44	1,905	1,907,531

		2,698,796

Security	Par (000)	Value

Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	$260	$237,491

Kentucky — 0.9%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,010	1,045,922
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(d)	1,200	1,408,227

		2,454,149

Louisiana — 1.0%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	1,200	1,272,804
Louisiana Public Facilities Authority, Refunding RB, Class A, 4.00%, 12/15/27(e)	60	63,165
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	915	926,035
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	410	410,388

		2,672,392

Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	595	554,527

Massachusetts — 2.2%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	1,285	1,412,707
Series C, 5.00%, 10/01/52	1,335	1,449,168
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,150	1,157,259
Massachusetts Development Finance Agency, Refunding RB(b)
4.00%, 10/01/32	215	203,252
4.13%, 10/01/42	470	402,054
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	1,110	1,164,144

		5,788,584

Michigan — 6.3%
City of Lansing Michigan, Refunding GO, Series B, (AGM), 5.00%, 06/01/48	1,550	1,675,452
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	545	597,161
Series B, 2nd Lien, 5.50%, 07/01/52	1,290	1,422,835
Series A, Senior Lien, 5.25%, 07/01/52	1,290	1,419,746
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	1,290	1,419,746
Series B, Senior Lien, 5.50%, 07/01/52	1,290	1,425,102
Lansing Board of Water & Light, Refunding RB, Series A, 5.25%, 07/01/54	2,305	2,575,426
Michigan Finance Authority, RB
4.00%, 02/15/47	395	378,267
4.00%, 02/15/50	2,235	2,113,098
4.00%, 02/15/44	810	780,982
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,480	1,421,474
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,070	1,079,071

		16,308,360

58	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.5%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	$1,995	$1,858,089
Series A, 5.25%, 02/15/53	565	576,627
Series A, 5.25%, 02/15/58	1,480	1,508,740

		3,943,456

Missouri — 2.5%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 02/15/49	2,630	2,486,809
Series C, 5.00%, 11/15/42	2,570	2,662,669
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	1,280	1,299,760

		6,449,238

New Hampshire(b) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,545	1,311,599
Series C, AMT, 4.88%, 11/01/42	805	736,434

		2,048,033

New Jersey — 11.6%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,675	1,689,309
5.25%, 11/01/44	1,525	1,533,535
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	1,740	1,918,377
Series EEE, 5.00%, 06/15/48	5,845	6,099,358
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,425	1,427,551
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,077,546
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	1,230	1,226,366
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,245	1,260,024
New Jersey Transportation Trust Fund Authority, RB
Series BB, 5.00%, 06/15/46	1,485	1,620,162
Series S, 5.00%, 06/15/46	1,225	1,284,003
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	3,225	3,386,143
Passaic Valley Water Commission, RB, (AGM), 4.00%, 12/01/48	290	284,382
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	255	259,771
Series A, 5.25%, 06/01/46	270	278,529
Sub-Series B, 5.00%, 06/01/46	5,660	5,717,897

		30,062,953

New York — 16.2%
City of New York, GO, Series A-1, 4.00%, 09/01/46	800	814,920
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,960	1,910,730
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	1,585	1,635,450
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	515	536,570
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	760	800,815
New York City Housing Development Corp., RB, M/F Housing, Sustainability Bonds, 4.80%, 02/01/53	5,000	5,055,199
New York City Municipal Water Finance Authority, Refunding RB Series BB-1, 4.00%, 06/15/45	740	742,036

Security	Par (000)	Value

New York (continued)
New York City Municipal Water Finance Authority, Refunding RB (continued)
Series DD, 4.13%, 06/15/46	$4,410	$4,527,559
Series DD, 4.13%, 06/15/47	4,535	4,607,245
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,875	1,862,013
Series A, 6.25%, 06/01/41(b)	1,800	1,800,625
New York Liberty Development Corp., Refunding RB 3.13%, 09/15/50	315	243,240
Class 1, 5.00%, 11/15/44(b)	2,260	2,257,175
Class 2, 5.38%, 11/15/40(b)	850	851,062
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	2,370	1,725,103
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	1,080	1,090,555
Series A, 4.00%, 03/15/47	3,855	3,856,446
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	860	848,450
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/49	990	970,476
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	470	508,916
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	1,050	1,096,176
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	3,055	3,040,770
Series A, 5.25%, 05/15/52	400	445,338
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/56	825	880,865

		42,107,734

Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	830	752,228
Series B-2, Class 2, 5.00%, 06/01/55	2,295	2,161,798
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	400	414,515
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	530	593,164
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	590	556,327

		4,478,032

Pennsylvania — 2.5%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 5.50%, 01/01/48	235	256,839
Series A, AMT, (AGM-CR), 4.00%, 01/01/56	605	568,432
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	1,070	1,071,817
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	510	469,695
5.00%, 09/01/48	345	353,156
Pennsylvania Economic Development Financing Authority, RB, 5.00%, 06/30/42	850	850,801
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,035	1,024,031

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	$1,090	$1,023,368
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	950	935,180

		6,553,319

Puerto Rico — 5.7%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	1,435	1,550,597
Series A-1, Restructured, 5.75%, 07/01/31	1,295	1,434,385
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,843	1,805,716
Series A-1, Restructured, 5.00%, 07/01/58	5,562	5,561,928
Series A-2, Restructured, 4.78%, 07/01/58	2,941	2,874,827
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,051	1,552,731

		14,780,184

South Carolina — 2.0%
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	1,820	1,738,123
5.00%, 11/15/47	1,350	1,359,076
Series A, 5.00%, 05/01/48	1,505	1,533,634
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	650	587,549

		5,218,382

Tennessee — 1.2%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	1,275	1,333,434
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,640	1,758,255

		3,091,689

Texas — 15.1%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	435	423,305
7.88%, 11/01/62	370	375,495
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	1,795	1,870,790
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	190	190,809
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	4,065	4,373,427
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	775	774,031
City of Houston Texas, Refunding GO, Series A, 5.25%, 03/01/42	210	240,406
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/46	4,500	5,084,525
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	745	746,527
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	390	395,686
Crowley Independent School District, GO, (PSF), 5.00%, 02/01/48	1,545	1,697,413
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	1,335	1,469,347
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	670,107

Security	Par (000)	Value

Texas (continued)
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	$140	$140,071
Hutto Independent School District, GO, (PSF), 5.00%, 08/01/48	90	99,174
Klein Independent School District, GO, (PSF), 4.00%, 08/01/47	2,315	2,304,254
New Caney Independent School District, Refunding GO, (PSF), 5.00%, 02/15/48	5,250	5,794,473
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/48	645	708,740
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	620	556,221
Series A, 5.00%, 07/01/53	760	789,386
Series B, 5.00%, 07/01/48	4,545	4,676,979
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,000	897,770
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series C, (GNMA), 5.00%, 09/01/48	1,620	1,684,800
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	1,140	1,153,238
Texas Water Development Board, RB, 4.00%, 10/15/45	1,285	1,286,146
Waller Consolidated Independent School District, GO, Series A, (PSF), 4.00%, 02/15/48	750	749,758

		39,152,878

Utah — 2.1%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/46	1,950	2,041,863
Series A, AMT, 5.00%, 07/01/48	875	897,035
Series A, AMT, 5.25%, 07/01/48	2,330	2,493,766

		5,432,664

Washington — 0.6%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,465	1,500,001

Wisconsin — 0.1%
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	320	336,858

Total Municipal Bonds — 113.6% (Cost: $286,639,166)		295,654,135

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 8.3%
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	10,000	11,115,900
Southeast Energy Authority A Cooperative District, RB, Series A, 5.25%, 01/01/54	10,000	10,640,200

		21,756,100

Florida — 1.3%
City of Melbourne Florida Water & Sewer Revenue, RB, 5.00%, 11/15/50	3,090	3,392,518

Michigan — 1.0%
Michigan State Building Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	2,551	2,668,051

60	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 4.4%
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.70%, 11/01/48	$2,460	$2,498,984
New York City Transitional Finance Authority, RB, 5.25%, 05/01/48	4,240	4,813,543
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/46	3,940	4,143,659

		11,456,186

Oregon — 3.1%
Port of Portland Oregon Airport Revenue, ARB, Series 29, AMT, 5.50%, 07/01/48	7,232	8,012,042

Pennsylvania — 3.5%
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 143A, Sustainability Bonds, 6.25%, 10/01/53	4,964	5,463,540
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/47	3,178	3,553,766

		9,017,306

South Carolina — 2.7%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	6,463	6,973,163

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.3% (Cost: $60,786,256)		63,275,366

Total Long-Term Investments — 137.9% (Cost: $347,425,422)		358,929,501

	Shares

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(g)(h)	2,566,712	2,566,968

Total Short-Term Securities — 1.0% (Cost: $2,566,352)		2,566,968

Total Investments — 138.9% (Cost: $349,991,774)		361,496,469

Other Assets Less Liabilities — 3.2%		8,229,673

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.2)%		(31,793,925)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.9)%		(77,700,000)

Net Assets Applicable to Common Shares — 100.0%		$260,232,217

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund II, Inc. (MVT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$17,478,788	$—	$(14,911,680	)(a)	$(12)	$(128)	$2,566,968	2,566,712	$281,007	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,263,558	$—	$2,263,558

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(499,448)	$—	$(499,448)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$—	(a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$295,654,135	$—	$295,654,135
Municipal Bonds Transferred to Tender Option Bond Trusts	—	63,275,366	—	63,275,366
Short-Term Securities
Money Market Funds	2,566,968	—	—	2,566,968

	$2,566,968	$358,929,501	$—	$361,496,469

62	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniVest Fund II, Inc. (MVT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(31,622,503)	$—	$(31,622,503)
VMTP Shares at Liquidation Value	—	(77,700,000)	—	(77,700,000)

	$—	$(109,322,503)	$—	$(109,322,503)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) January 31, 2024	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 4.1%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$1,355	$1,352,948
Series A, 5.25%, 01/01/54	835	899,180
Series F, 5.50%, 11/01/53	810	861,812
County of Jefferson Alabama, Refunding RB, 5.50%, 10/01/53	1,740	1,908,688
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54(a)	1,815	2,017,536
Homewood Educational Building Authority, Refunding RB, Series A, 5.00%, 12/01/47	655	661,749
Southeast Energy Authority A Cooperative District, RB(a)
Series A-1, 5.50%, 01/01/53	740	795,981
Series B-1, 5.00%, 05/01/53	2,055	2,136,060

		10,633,954

Arizona — 3.4%
Arizona Industrial Development Authority, RB(b)
5.00%, 07/01/54	545	478,725
Series A, 5.00%, 07/01/49	545	493,906
Series A, 5.00%, 07/01/54	420	373,874
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/44	1,745	1,825,014
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	910	1,036,817
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	305	238,090
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/39(b)	500	477,320
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	1,025	937,133
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/54(b)	290	271,563
Series A, 5.00%, 09/01/37	575	607,757
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,120	1,222,935
Sierra Vista Industrial Development Authority, RB, 5.75%, 06/15/53(b)	745	746,199

		8,709,333

Arkansas — 0.6%
Arkansas Development Finance Authority, RB Series A, AMT, 4.50%, 09/01/49(b)	1,275	1,237,222
AMT, Sustainability Bonds, 5.70%, 05/01/53	420	429,958

		1,667,180

California — 5.4%
California Community Housing Agency, RB, M/F Housing, 3.00%, 08/01/56(b)	120	84,400
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	370	365,428
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/56	155	126,658
Senior Lien, Sustainability Bonds, 3.13%, 06/01/57	525	338,379
Series A, Senior Lien, Sustainability Bonds, 4.00%, 12/01/58	755	563,885
Sustainability Bonds, 5.00%, 09/01/37	100	102,542
Sustainability Bonds, 4.00%, 12/01/56	200	139,334
Series A, Sustainability Bonds, 4.00%, 06/01/58	490	354,595

Security	Par (000)	Value

California (continued)
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2013, 6.25%, 08/01/43	$5,000	$4,943,671
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	765	788,301
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	1,375	1,364,122
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(c)	1,400	836,515
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	1,110	889,707
Yosemite Community College District, GO(c)
Series D, Election 2004, 0.00%, 08/01/36	2,000	1,429,492
Series D, Election 2004, 0.00%, 08/01/37	2,790	1,698,706

		14,025,735

Colorado — 1.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 11/15/47	240	253,206
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	695	664,166
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	945	902,031
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	940	899,142
State of Colorado, COP, Series S, 4.00%, 03/15/40	1,635	1,674,887

		4,393,432

Connecticut — 0.2%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	55	52,784
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	145	156,962
4.25%, 07/15/53	190	185,378

		395,124

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	805,630

Florida — 9.2%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	535	407,029
Series A, 5.00%, 06/01/55	480	391,751
Series A, 5.50%, 06/01/57	170	149,440
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	2,340	2,394,888
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	2,210	2,456,182
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	525	150,414
Series A, 0.00%, 09/01/53	295	68,101
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 4.00%, 10/01/49	735	649,627
County of Broward Florida Port Facilities Revenue, ARB, AMT, 5.25%, 09/01/47	1,000	1,053,675
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	425	441,483

64	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/34	$160	$161,522
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	1,550	1,525,968
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/41	360	382,177
Series A, AMT, 5.00%, 10/01/47	2,360	2,470,887
Series A-1, AMT, (AGM), 4.00%, 10/01/45	790	731,621
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	480	146,500
Series A-2, 0.00%, 10/01/47	775	222,568
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	180	203,012
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	340	326,246
AMT, 5.00%, 05/01/29	480	462,704
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	270	232,049
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/47	2,520	2,561,608
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/48	2,165	2,201,227
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	210	220,072
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	235	202,304
4.00%, 05/01/50	395	303,601
Orange County Health Facilities Authority, RB, 5.00%, 10/01/53	1,805	1,926,678
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	120	115,033
Palm Beach County Health Facilities Authority, RB,
Series B, 4.00%, 11/15/41	140	127,109
Seminole Improvement District, RB, 5.30%, 10/01/37	150	150,099
Storey Creek Community Development District, SAB, 4.13%, 12/15/49	500	403,006
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	540	544,890
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	215	213,078

		23,996,549

Georgia — 1.9%
Development Authority for Fulton County, RB, 4.00%, 07/01/49	500	472,576
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	200	181,289
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	875	822,772
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	235	255,612
Series A, 5.00%, 06/01/53(a)	620	655,824
Municipal Electric Authority of Georgia, RB
Class A, 5.50%, 07/01/63	345	362,284
Series A, 5.00%, 01/01/49	1,190	1,215,269
Series A, 5.00%, 01/01/59	880	893,358

Security	Par (000)	Value

Georgia (continued)
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(d)	$120	$120,364

		4,979,348

Hawaii — 0.9%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	2,315	2,402,062

Illinois — 10.7%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,265	1,331,734
Series A, 5.00%, 12/01/40	1,195	1,227,145
Series A, 5.00%, 12/01/47	360	368,063
Chicago Board of Education, Refunding GO, Series A, 5.00%, 12/01/30	135	142,158
Chicago Midway International Airport, Refunding ARB, Series B, 5.00%, 01/01/46	1,770	1,804,461
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.00%, 01/01/48	740	750,163
Series A, AMT, Senior Lien, 4.38%, 01/01/53	830	792,911
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	705	720,552
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	1,550	1,699,061
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	525	571,347
Illinois Finance Authority, RB, 5.00%, 10/01/48	475	517,445
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	1,110	1,117,997
Series C, 4.13%, 08/15/37	665	634,236
Series C, 5.00%, 08/15/44	305	306,448
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	120	116,954
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	730	747,750
Series A, 4.00%, 01/01/46	930	908,293
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	670	683,473
Series A, (NPFGC), 0.00%, 12/15/36(c)	10,000	6,117,599
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(c)	2,980	1,218,363
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,364,407
State of Illinois, GO
5.25%, 02/01/32	870	871,451
5.25%, 02/01/34	600	600,691
Series B, 5.25%, 05/01/41	635	699,508
Series B, 5.50%, 05/01/47	540	591,852
Series C, 5.00%, 12/01/48(e)	850	905,933

		27,809,995

Indiana — 0.7%
Indianapolis Local Public Improvement Bond Bank, RB
5.25%, 02/01/48	245	275,330
(BAM), 5.00%, 03/01/53	1,445	1,517,249

		1,792,579

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky — 1.6%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	$150	$141,539
County of Boyle Kentucky, Refunding RB
Series A, 4.25%, 06/01/46	200	197,758
Series A, 5.25%, 06/01/49	370	396,731
Fayette County School District Finance Corp., RB
(NGFGC), 5.00%, 06/01/44	545	591,298
(BAM-TCRS), 5.00%, 06/01/46	480	517,042
Kentucky Public Energy Authority, Refunding RB, Series A-1, 5.25%, 04/01/54(a)	2,205	2,392,866

		4,237,234

Louisiana — 3.3%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/48	500	530,200
5.25%, 10/01/53	1,025	1,087,187
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/42	2,400	2,472,877
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	1,095	1,173,790
New Orleans Aviation Board, ARB
Series B, AMT, 5.00%, 01/01/45	2,380	2,392,029
Series B, AMT, 5.00%, 01/01/48	1,010	1,022,182

		8,678,265

Maryland — 0.6%
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46(b)	655	533,108
Maryland Economic Development Corp., RB 5.00%, 07/01/56	145	146,351
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	800	815,751

		1,495,210

Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	1,866,709
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	815	835,021
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	335	322,096

		3,023,826

Michigan — 5.6%
City of Lansing Michigan, Refunding GO, Series B, (AGM), 4.13%, 06/01/48	880	859,933
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	520	506,194
Michigan Finance Authority, RB
4.00%, 02/15/50	1,885	1,782,188
Series A, 4.00%, 11/15/50	2,550	2,362,031
Michigan Finance Authority, Refunding RB
4.00%, 11/15/46	1,050	996,060
Series A, 4.00%, 12/01/40	2,630	2,632,325
Michigan State Building Authority, Refunding RB, Series II, 4.00%, 10/15/47	535	529,057
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	1,300	1,365,932
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.55%, 10/01/51	645	435,792
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	450	388,566

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	$1,980	$1,996,785
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/46	725	809,313

		14,664,176

Minnesota — 0.2%
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	445	461,736

Missouri — 0.5%
Kansas City Industrial Development Authority, ARB
AMT, 5.00%, 03/01/46	470	480,165
Series B, AMT, 5.00%, 03/01/39	670	702,545

		1,182,710

Nebraska — 0.9%
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/37	1,150	1,273,809
Omaha Public Power District, Refunding RB, Series A, 4.00%, 02/01/42	1,140	1,155,873

		2,429,682

Nevada — 1.1%
County of Clark Nevada, RB, Subordinate, (AGM), 4.00%, 07/01/40	2,715	2,772,086

New Jersey — 5.8%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	180	195,437
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	730	749,607
New Jersey Economic Development Authority, RB
Series WW, 5.00%, 06/15/25(d)	180	185,076
Series WW, 5.25%, 06/15/25(d)	455	469,425
AMT, 5.13%, 01/01/34	610	610,414
AMT, 5.38%, 01/01/43	790	790,699
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	295,392
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	800	716,151
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	875	872,415
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/48	1,490	1,599,538
Series A, 0.00%, 12/15/29(c)	225	185,546
Series AA, 5.00%, 06/15/38	1,180	1,188,834
Series AA, 4.00%, 06/15/40	925	938,882
Series AA, 5.00%, 06/15/45	725	775,665
Series AA, 4.00%, 06/15/50	560	536,026
Series BB, 4.00%, 06/15/50	1,400	1,340,600
Series D, 5.00%, 06/15/32	525	533,870
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/37	525	606,484
Series A, 5.25%, 06/15/42	210	239,105
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	720	717,533
Passaic Valley Water Commission, RB, (AGM), 4.00%, 12/01/53	240	232,392
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/35	1,220	1,288,411

		15,067,502

66	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	$180	$152,432

New York — 9.7%
City of New York, GO
Series A-1, 5.00%, 08/01/47	260	282,957
Series B, 5.25%, 10/01/41	545	626,372
Metropolitan Transportation Authority, RB, Series D-2, Sustainability Bonds, 4.00%, 11/15/48	1,115	1,041,955
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,330	1,353,981
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42	1,105	1,105,072
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/43	2,105	2,370,929
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	775	774,031
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	2,045	1,488,538
Series A, Sustainability Bonds, 3.00%, 11/15/51	1,015	758,588
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/55	230	221,517
Series A, Sustainability Bonds, 4.00%, 11/15/60	425	401,627
New York State Thruway Authority, RB, Series N, 4.00%, 01/01/46	720	720,670
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/46	660	654,313
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/36	450	484,703
AMT, 5.63%, 04/01/40	470	508,916
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	1,050	1,096,176
Port Authority of New York & New Jersey, ARB AMT, 5.00%, 11/01/49	1,535	1,590,464
Series 221, AMT, 4.00%, 07/15/55	1,570	1,440,060
Port Authority of New York & New Jersey, Refunding ARB, Series 197, AMT, 5.00%, 11/15/35	250	260,366
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.13%, 05/15/53	3,150	3,167,183
Series A, 4.50%, 05/15/63	1,000	1,017,150
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/49	1,900	2,036,335
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 05/15/47	1,705	1,865,224

		25,267,127

North Carolina — 0.1%
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	165	184,945

Ohio — 1.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,680	4,408,373

Security	Par (000)	Value

Ohio (continued)
County of Franklin Ohio, RB, 5.00%, 11/01/48	$450	$494,491
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	90	90,188

		4,993,052

Oklahoma — 0.3%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	494,138
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	345	337,958

		832,096

Oregon — 0.3%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/40	390	412,795
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	875	456,516

		869,311

Pennsylvania — 7.3%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	1,010	1,039,672
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	156,244
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	4,450	4,454,192
Series B, 4.00%, 03/15/40	3,000	3,012,460
AMT, 5.50%, 06/30/41	900	991,768
AMT, 5.75%, 06/30/48	780	859,986
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	180	136,374
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	3,150	3,158,626
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	410	422,493
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	550	559,000
Series A-1, 5.00%, 12/01/41	1,005	1,040,104
Series C, 5.00%, 12/01/39	900	914,764
Series A, Subordinate, 5.00%, 12/01/44	1,300	1,373,021
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	680	688,032
School District of Philadelphia, GO, Series A, (SAW), 5.50%, 09/01/48	265	294,267

		19,101,003

Puerto Rico — 5.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	6,611	6,477,259
Series A-1, Restructured, 5.00%, 07/01/58	2,833	2,832,963
Series A-2, Restructured, 4.78%, 07/01/58	276	269,790
Series A-2, Restructured, 4.33%, 07/01/40	1,324	1,314,401
Series B-1, Restructured, 4.75%, 07/01/53	309	301,255

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-2, Restructured, 4.78%, 07/01/58	$411	$398,975
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,025	1,544,738

		13,139,381

Rhode Island — 0.1%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	305	315,385

South Carolina — 3.1%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	281,231
4.38%, 11/01/49	465	385,269
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,650	1,767,323
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/43	2,010	2,084,295
5.00%, 01/01/55(b)	855	747,350
7.50%, 08/15/62(b)	405	369,314
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/55	550	502,952
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	1,840	1,840,644
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	100	103,371

		8,081,749

Tennessee — 1.7%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	160	174,179
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	1,000	1,037,221
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 5.25%, 05/01/48	200	216,389
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 5.25%, 10/01/58	835	854,155
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/52	1,020	1,048,916
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,040	1,114,991

		4,445,851

Texas — 12.3%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	420	408,710
7.88%, 11/01/62	370	375,495
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/49	1,180	1,432,287
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,240	1,245,706
Series C, 5.00%, 08/15/42	625	627,528
City of Austin Texas Airport System Revenue, ARB, AMT, 5.25%, 11/15/47	905	975,120
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.00%, 07/15/48	500	495,038

Security	Par (000)	Value

Texas (continued)
City of Garland Texas Electric Utility System Revenue, Refunding RB, (AGM), 4.25%, 03/01/48	$100	$100,426
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	405	405,526
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	230	229,832
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	225	225,146
Sub-Series A, AMT, 4.00%, 07/01/46	830	783,825
Sub-Series A, AMT, 4.00%, 07/01/48	2,510	2,325,803
County of Harris Texas Toll Road Revenue, Refunding RB, 1st Lien, 4.00%, 08/15/45	425	419,346
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	1,080	1,060,076
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	665	731,922
Dickinson Independent School District, GO, (PSF), 4.13%, 02/15/48	350	352,393
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(d)	1,850	1,071,825
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	450	404,566
North Texas Tollway Authority, RB, Series C, Convertible, 6.75%, 09/01/31(d)	10,000	12,856,570
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	970	972,646
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	500	543,936
Spring Branch Independent School District, GO, (PSF), 4.00%, 02/01/48	465	465,040
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	525	470,993
Series A, 5.00%, 07/01/53	645	669,940
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	229,567
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	215	213,413
Series A, (GNMA), 3.75%, 09/01/49	365	337,106
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,500	1,598,340

		32,028,121

Utah — 3.2%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	3,485	3,557,574
Series A, AMT, 5.25%, 07/01/48	235	251,517
Series A, AMT, 5.00%, 07/01/51	1,450	1,505,494
County of Utah Utah, RB, Series B, 4.00%, 05/15/47	2,635	2,534,541
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(b)	185	176,607
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	335	326,273

		8,352,006

68	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 0.5%
Roanoke Economic Development Authority, Refunding RB, 3.00%, 07/01/45	$490	$394,686
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	965	909,496

		1,304,182

Washington — 0.4%
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	720	738,686
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	430	395,463

		1,134,149

Wisconsin — 1.4%
Public Finance Authority, RB
5.00%, 10/15/56(b)	215	177,675
Class A, 5.00%, 06/15/51(b)	555	436,187
Class A, 6.00%, 06/15/52	140	126,323
Class A, 6.13%, 06/15/57	160	145,310
Series A, 5.00%, 07/01/40(b)	300	273,249
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(b)	295	261,161
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 4.15%, 11/01/48	1,700	1,615,902
Series A, 4.45%, 05/01/57	685	678,117

		3,713,924

Total Municipal Bonds — 107.4% (Cost: $267,549,520)		279,538,062

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 4.8%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	3,800	4,210,709
Series C-1, 5.25%, 02/01/53(a)	7,721	8,222,797

		12,433,506

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	3,680	4,005,254

District of Columbia — 0.4%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	920	922,607

Florida — 5.0%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, 5.50%, 09/01/53	3,341	3,830,595
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	2,150	2,389,499

Security	Par (000)	Value

Florida (continued)
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	$4,200	$4,827,312
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,103,505

		13,150,911

Georgia — 1.2%
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53	2,970	3,153,398

Illinois — 7.6%
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	4,903	5,354,633
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	1,951	2,082,593
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/38	1,858	1,863,345
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	10,492,890

		19,793,461

New York — 6.8%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,770	1,742,743
New York City Municipal Water Finance Authority, RB, Series AA-1, 5.25%, 06/15/52	4,010	4,497,239
New York City Transitional Finance Authority, RB, 5.25%, 05/01/48	3,680	4,177,792
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	1,810	1,791,900
Port Authority of New York & New Jersey, Refunding ARB, 5.25%, 10/15/57	1,910	1,987,807
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,990	2,134,767
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	1,500	1,504,255

		17,836,503

Oklahoma — 1.3%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	3,001	3,351,174

Oregon — 0.9%
Port of Portland Oregon Airport Revenue, ARB, Series 29, AMT, 5.50%, 07/01/48	2,020	2,237,903

Pennsylvania — 1.3%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	3,031	3,345,585

South Carolina — 1.9%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	4,591	4,953,595

Tennessee — 1.8%
Tennessee Energy Acquisition Corp., RB, 5.00%, 05/01/52(a)	4,401	4,676,479

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 2.3%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/48	$1,430	$1,538,500
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	1,610	1,827,457
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	2,541	2,714,903

		6,080,860

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	3,280	3,165,733

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.0% (Cost: $94,012,690)		99,106,969

Total Long-Term Investments — 145.4% (Cost: $361,562,210)		378,645,031

	Shares

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(g)(h)	4,272,776	4,273,203

Total Short-Term Securities — 1.7% (Cost: $4,272,776)		4,273,203

Total Investments — 147.1% (Cost: $365,834,986)		382,918,234

Other Assets Less Liabilities — 1.8%		4,623,973

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.7)%		(48,596,513)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.2)%		(78,600,000)

Net Assets Applicable to Common Shares — 100.0%		$260,345,694

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,783,129	$—	$(3,511,062	)(a)	$709	$427	$4,273,203	4,272,776	$216,640	$—

(a)	Represents net amount purchased (sold).

70	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(618,076)	$—	$(618,076)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$36,253	$—	$36,253

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,096,688

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$279,538,062	$—	$279,538,062
Municipal Bonds Transferred to Tender Option Bond Trusts	—	99,106,969	—	99,106,969
Short-Term Securities
Money Market Funds	4,273,203	—	—	4,273,203

	$4,273,203	$378,645,031	$—	$382,918,234

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(48,218,616)	$—	$(48,218,616)
VMTP Shares at Liquidation Value	—	(78,600,000)	—	(78,600,000)

	$—	$(126,818,616)	$—	$(126,818,616)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	71

Statements of Assets and Liabilities (unaudited)

January 31, 2024

	BKN	BFK	BLE	MHD

ASSETS
Investments, at value — unaffiliated(a)	$323,915,092	$749,893,124	$812,230,985	$1,005,751,379
Investments, at value — affiliated(b)	4,287,925	5,135,357	10,123,679	16,326,415
Cash	—	8,030,330	4,647,034	4,728,052
Receivables:
Investments sold	5,376,029	11,133,486	4,418,188	6,644,572
Dividends — affiliated	4,137	5,446	27,952	42,894
Interest — unaffiliated	2,821,330	7,653,930	8,262,729	9,972,015
Deferred offering costs	86,677	202,929	117,733	—
Prepaid expenses	7,151	8,942	9,296	10,174

Total assets	336,498,341	782,063,544	839,837,596	1,043,475,501

ACCRUED LIABILITIES
Bank overdraft	4,681	—	—	—
Payables:
Investments purchased	6,278,206	10,791,078	2,631,894	9,316,918
Accounting services fees	19,775	22,274	18,290	38,581
Administration fees	41,761	—	—	—
Custodian fees	1,358	2,624	3,119	3,410
Income dividend distributions — Common Shares	980,733	2,192,742	2,481,807	2,737,435
Interest expense and fees	221,393	577,484	515,254	628,299
Investment advisory fees	97,257	389,335	386,932	477,654
Directors’ and Officer’s fees	30,895	133,323	75,590	40,382
Other accrued expenses	6,456	6,467	64,313	8,448
Professional fees	27,668	37,019	20,292	43,958
Reorganization costs	15,937	—	—	—
Transfer agent fees	12,757	23,190	25,662	31,447

Total accrued liabilities	7,738,877	14,175,536	6,223,153	13,326,532

OTHER LIABILITIES
TOB Trust Certificates	34,892,828	106,689,984	77,008,589	103,207,179
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	67,800,000	154,100,000	174,100,000	214,000,000

Total other liabilities	102,692,828	260,789,984	251,108,589	317,207,179

Total liabilities	110,431,705	274,965,520	257,331,742	330,533,711

Commitments and contingent liabilities

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$226,066,636	$507,098,024	$582,505,854	$712,941,790

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$238,847,201	$578,830,195	$654,110,246	$793,096,499
Accumulated loss	(12,780,565)	(71,732,171)	(71,604,392)	(80,154,709)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$226,066,636	$507,098,024	$582,505,854	$712,941,790

Net asset value per Common Share	$13.14	$11.56	$12.20	$13.67

(a) Investments, at cost — unaffiliated	$308,667,447	$722,316,729	$794,705,678	$973,263,905
(b) Investments, at cost — affiliated	$4,287,925	$5,135,317	$10,121,826	$16,326,415
(c) Preferred Shares outstanding	678	1,541	1,741	2,140
(d) Preferred Shares authorized	7,121	Unlimited	Unlimited	8,478
(e) Par value per Preferred Share	$0.10	$0.001	$0.001	$0.10
(f) Common Shares outstanding	17,205,846	43,854,836	47,727,056	52,141,616
(g) Common Shares authorized	199,992,879	Unlimited	Unlimited	199,991,522
(h) Par value per Common Share	$0.01	$0.001	$0.001	$0.10

See notes to financial statements.

72	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2024

	MVF	MVT	MQT

ASSETS
Investments, at value — unaffiliated(a)	$727,653,383	$358,929,501	$378,645,031
Investments, at value — affiliated(b)	10,695,053	2,566,968	4,273,203
Cash	—	3,819,973	—
Receivables:
Investments sold	—	2,147,632	3,130,088
Dividends — affiliated	39,134	13,082	16,118
Interest — unaffiliated	6,791,789	3,530,476	3,712,027
Prepaid expenses	8,293	7,536	7,546

Total assets	745,187,652	371,015,168	389,784,013

ACCRUED LIABILITIES
Bank overdraft	4,590	—	4,681
Payables:
Investments purchased	1,625,416	—	908,517
Accounting services fees	30,507	19,075	18,671
Custodian fees	2,292	1,524	1,239
Income dividend distributions — Common Shares	1,903,390	1,053,502	1,085,581
Interest expense and fees	376,751	171,422	377,897
Investment advisory fees	309,517	155,800	163,145
Directors’ and Officer’s fees	84,490	1,004	1,040
Other accrued expenses	4,729	7,437	7,588
Professional fees	30,362	35,690	35,731
Transfer agent fees	25,006	14,994	15,613

Total accrued liabilities	4,397,050	1,460,448	2,619,703

OTHER LIABILITIES
TOB Trust Certificates	77,373,088	31,622,503	48,218,616
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	153,600,000	77,700,000	78,600,000

Total other liabilities	230,973,088	109,322,503	126,818,616

Total liabilities	235,370,138	110,782,951	129,438,319

Commitments and contingent liabilities

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$509,817,514	$260,232,217	$260,345,694

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$565,828,309	$283,803,414	$275,059,393
Accumulated loss	(56,010,795)	(23,571,197)	(14,713,699)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$509,817,514	$260,232,217	$260,345,694

Net asset value per Common Share	$8.04	$12.47	$11.75

(a) Investments, at cost — unaffiliated	$717,342,437	$347,425,422	$361,562,210
(b) Investments, at cost — affiliated	$10,695,053	$2,566,352	$4,272,776
(c) Preferred Shares outstanding	1,536	777	786
(d) Preferred Shares authorized	10,000,000	8,400	7,565
(e) Par value per Preferred Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	63,446,349	20,861,423	22,154,712
(g) Common Shares authorized	150,000,000	199,991,600	199,992,435
(h) Par value per Common Share	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Operations (unaudited)

Six Months Ended January 31, 2024

	BKN	BFK	BLE	MHD

INVESTMENT INCOME
Dividends — affiliated	$175,109	$353,787	$570,839	$567,805
Interest — unaffiliated	7,614,649	17,553,932	19,038,558	22,869,447

Total investment income	7,789,758	17,907,719	19,609,397	23,437,252

EXPENSES
Investment advisory	590,087	2,291,951	2,350,023	2,830,763
Administration	252,894	—	—	—
Reorganization	58,228	—	—	—
Accounting services	34,516	41,769	34,297	70,954
Professional	27,204	42,613	46,244	39,248
Transfer agent	18,576	20,438	24,673	26,458
Directors and Officer	9,916	26,477	23,521	24,658
Registration	5,689	7,520	7,682	9,003
Printing and postage	5,008	10,607	9,915	4,744
Custodian	2,786	5,150	5,588	6,395
Miscellaneous	32,798	34,498	35,924	35,167

Total expenses excluding interest expense, fees and amortization of offering costs	1,037,702	2,481,023	2,537,867	3,047,390
Interest expense, fees and amortization of offering costs(a)	2,954,936	6,622,961	7,303,905	8,458,959

Total expenses	3,992,638	9,103,984	9,841,772	11,506,349
Less:
Fees waived and/or reimbursed by the Manager	(4,736)	(9,492)	(15,707)	(15,830)

Total expenses after fees waived and/or reimbursed	3,987,902	9,094,492	9,826,065	11,490,519

Net investment income	3,801,856	8,813,227	9,783,332	11,946,733

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,499,819)	(26,803,147)	(15,865,482)	(28,275,748)
Investments — affiliated	(117)	1,070	2,337	3,103
Futures contracts	(543,434)	747,107	2,460,561	(1,772,521)
Payment by affiliate	—	—	—	10,016

	(8,043,370)	(26,054,970)	(13,402,584)	(30,035,150)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,066,381	21,715,241	19,917,551	31,769,844
Investments — affiliated	(27)	29	(1,536)	(2,570)
Futures contracts	32,220	(321,145)	(592,079)	99,877

	7,098,574	21,394,125	19,323,936	31,867,151

Net realized and unrealized gain (loss)	(944,796)	(4,660,845)	5,921,352	1,832,001

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,857,060	$4,152,382	$15,704,684	$13,778,734

(a)	Related to TOB Trusts and/or VMTP Shares.

See notes to financial statements.

74	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2024

	MVF	MVT	MQT

INVESTMENT INCOME
Dividends — affiliated	$758,814	$281,007	$216,640
Interest — unaffiliated	15,777,105	8,241,415	8,628,521

Total investment income	16,535,919	8,522,422	8,845,161

EXPENSES
Investment advisory	1,835,373	941,121	960,684
Accounting services	56,126	34,657	34,527
Professional	38,756	32,425	30,522
Transfer agent	25,131	15,339	17,350
Directors and Officer	21,821	8,396	8,425
Registration	11,262	4,185	4,150
Printing and postage	5,914	6,788	6,495
Custodian	4,167	2,714	3,077
Miscellaneous	34,656	33,697	33,626

Total expenses excluding interest expense, fees and amortization of offering costs	2,033,206	1,079,322	1,098,856
Interest expense, fees and amortization of offering costs(a)	5,972,883	3,172,518	3,217,017

Total expenses	8,006,089	4,251,840	4,315,873
Less:
Fees waived and/or reimbursed by the Manager	(20,889)	(7,771)	(6,119)

Total expenses after fees waived and/or reimbursed	7,985,200	4,244,069	4,309,754

Net investment income	8,550,719	4,278,353	4,535,407

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,347,010)	(7,950,836)	(7,276,692)
Investments — affiliated	12,013	(12)	709
Futures contracts	—	2,263,558	(618,076)

	(9,334,997)	(5,687,290)	(7,894,059)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	17,887,567	8,529,005	8,915,343
Investments — affiliated	(8,116)	(128)	427
Futures contracts	—	(499,448)	36,253

	17,879,451	8,029,429	8,952,023

Net realized and unrealized gain	8,544,454	2,342,139	1,057,964

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$17,095,173	$6,620,492	$5,593,371

(a)	Related to TOB Trusts and/or VMTP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Changes in Net Assets

	BKN			BFK

	Six Months Ended			Six Months Ended
	01/31/24		Year Ended	01/31/24		Year Ended
	(unaudited)		07/31/23	(unaudited)		07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,801,856		$9,061,613	$8,813,227		$18,124,814
Net realized loss	(8,043,370)		(13,703,375)	(26,054,970)		(51,126,908)
Net change in unrealized appreciation (depreciation)	7,098,574		2,995,191	21,394,125		27,744,428

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,857,060		(1,646,571)	4,152,382		(5,257,666)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(4,705,808	)(b)	(8,709,946)	(9,787,565	)(b)	(15,988,428)
Return of capital	—		(1,409,697)	—		(3,249,626)

Decrease in net assets resulting from distributions to Common Shareholders	(4,705,808)		(10,119,643)	(9,787,565)		(19,238,054)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	—		218,616	—		—
Reinvestment of common distributions	—		147,431	—		—
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,461,995)		(2,064,795)	(5,545,723)		(5,916,445)

Net decrease in net assets derived from capital share transactions	(2,461,995)		(1,698,748)	(5,545,723)		(5,916,445)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(4,310,743)		(13,464,962)	(11,180,906)		(30,412,165)
Beginning of period	230,377,379		243,842,341	518,278,930		548,691,095

End of period	$226,066,636		$230,377,379	$507,098,024		$518,278,930

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

76	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BLE			MHD

	Six Months Ended			Six Months Ended
	01/31/24		Year Ended	01/31/24		Year Ended
	(unaudited)		07/31/23	(unaudited)		07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,783,332		$21,598,450	$11,946,733		$25,308,154
Net realized loss	(13,402,584)		(42,881,354)	(30,035,150)		(54,748,569)
Net change in unrealized appreciation (depreciation)	19,323,936		18,338,457	31,867,151		17,096,751

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	15,704,684		(2,944,447)	13,778,734		(12,343,664)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(11,527,548	)(b)	(19,188,396)	(12,956,991	)(b)	(26,398,031)
Return of capital	—		(3,788,120)	—		(1,263,297)

Decrease in net assets resulting from distributions to Common Shareholders	(11,527,548)		(22,976,516)	(12,956,991)		(27,661,328)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(5,278,307)		(6,114,272)	(6,897,831)		(6,750,046)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(1,101,171)		(32,035,235)	(6,076,088)		(46,755,038)
Beginning of period	583,607,025		615,642,260	719,017,878		765,772,916

End of period	$582,505,854		$583,607,025	$712,941,790		$719,017,878

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Changes in Net Assets (continued)

	MVF			MVT

	Six Months Ended			Six Months Ended
	01/31/24		Year Ended	01/31/24		Year Ended
	(unaudited)		07/31/23	(unaudited)		07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,550,719		$16,997,519	$4,278,353		$8,892,992
Net realized loss	(9,334,997)		(28,698,689)	(5,687,290)		(24,648,329)
Net change in unrealized appreciation (depreciation)	17,879,451		(1,042,423)	8,029,429		12,949,446

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	17,095,173		(12,743,593)	6,620,492		(2,805,891)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(9,169,592	)(b)	(16,465,493)	(4,759,653	)(b)	(8,093,467)
Return of capital	—		(2,175,326)	—		(1,423,236)

Decrease in net assets resulting from distributions to Common Shareholders	(9,169,592)		(18,640,819)	(4,759,653)		(9,516,703)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,869,138)		(5,324,949)	(2,399,715)		(2,806,926)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	4,056,443		(36,709,361)	(538,876)		(15,129,520)
Beginning of period	505,761,071		542,470,432	260,771,093		275,900,613

End of period	$509,817,514		$505,761,071	$260,232,217		$260,771,093

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

78	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MQT

	Six Months Ended
	01/31/24		Year Ended
	(unaudited)		07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,535,407		$10,200,739
Net realized loss	(7,894,059)		(15,305,002)
Net change in unrealized appreciation (depreciation)	8,952,023		2,517,622

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	5,593,371		(2,586,641)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(5,296,901	)(b)	(10,203,174)
Return of capital	—		(708,109)

Decrease in net assets resulting from distributions to Common Shareholders	(5,296,901)		(10,911,283)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—		166,343
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,265,141)		(2,280,782)

Net decrease in net assets derived from capital share transactions	(2,265,141)		(2,114,439)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(1,968,671)		(15,612,363)
Beginning of period	262,314,365		277,926,728

End of period	$260,345,694		$262,314,365

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Cash Flows (unaudited) Six Months Ended January 31, 2024

	BKN	BFK	BLE	MHD

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,857,060	$4,152,382	$15,704,684	$13,778,734
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	131,949,484	617,293,871	252,932,658	419,531,699
Purchases of long-term investments	(94,917,934)	(614,619,089)	(189,442,614)	(373,916,666)
Net proceeds from sales (purchases) of short-term securities	(3,532,621)	18,922,198	27,763,789	22,537,486
Amortization of premium and accretion of discount on investments and other fees	(924,499)	(251,730)	(1,464)	(264,650)
Net realized loss on investments	7,499,936	26,802,077	15,863,145	28,259,678
Net unrealized appreciation on investments	(7,066,354)	(21,715,270)	(19,916,015)	(31,767,274)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	750	72,723	62,925	30,913
Interest — unaffiliated	174,649	(25,809)	1,051,640	552,003
Prepaid expenses	12,727	7,225	55,773	71,568
Deferred offering costs	(817)	(833)	—	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(7,360)	(13,390)	(11,014)	(21,325)
Administration fees	(4,509)	—	—	—
Custodian fees	(1,273)	(2,579)	(2,203)	(3,207)
Interest expense and fees	155,906	577,484	221,903	376,760
Investment advisory fees	(10,518)	(10,476)	(40,216)	(31,136)
Directors’ and Officer’s fees	(12,984)	(53,843)	(23,081)	(12,488)
Other accrued expenses	(5,321)	2,493	(586)	(6,463)
Professional fees	(29,703)	(34,264)	(25,673)	(35,031)
Reorganization costs	15,937	—	—	—
Transfer agent fees	(1,871)	(1,459)	(479)	918
Variation margin on futures contracts	(17,636)	(37,513)	(44,117)	(56,383)

Net cash provided by operating activities	36,133,049	31,064,198	104,149,055	79,025,136

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(3,752,179)	(7,641,687)	(9,099,345)	(10,303,865)
Repayments of TOB Trust Certificates	—	—	(12,245,790)	(21,375,364)
Net payments on Common Shares redeemed	(2,520,275)	(5,732,759)	(5,434,797)	(7,148,995)
Payments on redemption of VMTP Shares	(58,100,000)	(116,700,000)	(128,600,000)	(133,800,000)
Proceeds from TOB Trust Certificates	28,073,987	106,689,984	55,442,481	97,799,696
Decrease in bank overdraft	(43,582)	(87,406)	(77,570)	(121,556)

Net cash used for financing activities	(36,342,049)	(23,471,868)	(100,015,021)	(74,950,084)

CASH
Net increase (decrease) in restricted and unrestricted cash	(209,000)	7,592,330	4,134,034	4,075,052
Restricted and unrestricted cash at beginning of period	209,000	438,000	513,000	653,000

Restricted and unrestricted cash at end of period	$—	$8,030,330	$4,647,034	$4,728,052

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,799,030	$6,045,477	$7,082,002	$8,082,199

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$8,030,330	$4,647,034	$4,728,052

See notes to financial statements.

80	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited) (continued) Six Months Ended January 31, 2024

	MVF	MVT	MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$17,095,173	$6,620,492	$5,593,371
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	200,745,417	136,243,692	124,637,693
Purchases of long-term investments	(245,450,894)	(113,065,039)	(115,252,149)
Net proceeds from sales of short-term securities	85,871,812	14,911,680	3,511,062
Amortization of premium and accretion of discount on investments and other fees	347,468	64,233	(109,918)
Net realized loss on investments	9,334,997	7,950,848	7,273,198
Net unrealized appreciation on investments	(17,879,451)	(8,528,877)	(8,915,770)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	166,902	30,839	2,454
Interest — unaffiliated	(700,621)	303,803	65,709
Prepaid expenses	4,283	12,405	12,376
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(16,893)	(10,573)	(10,298)
Custodian fees	(1,749)	(1,527)	(1,376)
Interest expense and fees	193,798	139,647	174,721
Investment advisory fees	(12,625)	(14,778)	(6,066)
Directors’ and Officer’s fees	(26,891)	(512)	(501)
Other accrued expenses	(5,053)	(535)	(1,697)
Professional fees	(33,442)	(34,722)	(33,269)
Transfer agent fees	(348)	(193)	(2,124)
Variation margin on futures contracts	—	(41,637)	(20,252)

Net cash provided by operating activities	49,631,883	44,579,246	16,917,164

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(7,344,821)	(3,751,003)	(4,261,589)
Repayments of TOB Trust Certificates	(3,625,000)	(4,307,798)	(980,000)
Net payments on Common Shares redeemed	(3,976,665)	(2,472,176)	(2,345,633)
Payments on redemption of VMTP Shares	(90,200,000)	(62,300,000)	(37,900,000)
Proceeds from TOB Trust Certificates	55,568,335	31,622,503	28,370,666
Decrease in bank overdraft	(53,732)	(34,799)	(37,608)

Net cash used for financing activities	(49,631,883)	(41,243,273)	(17,154,164)

CASH
Net increase (decrease) in restricted and unrestricted cash	—	3,335,973	(237,000)
Restricted and unrestricted cash at beginning of period	—	484,000	237,000

Restricted and unrestricted cash at end of period	$—	$3,819,973	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$5,779,085	$3,032,871	$3,042,296

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$3,819,973	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Financial Highlights

(For a share outstanding throughout each period)

		BKN

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$13.21		$13.86	$13.79		$16.71	$14.89	$15.75	$15.26

Net investment income(a)	0.22		0.52	0.16		0.74	0.81	0.71	0.71
Net realized and unrealized gain (loss)		(0.02)	(0.59)	0.11		(2.84)	1.80	(0.88)	0.46

Net increase (decrease) from investment operations	0.20		(0.07)	0.27		(2.10)	2.61	(0.17)	1.17

Distributions to Common Shareholders(b)
From net investment income	(0.27	)(c)	(0.50)	(0.20)		(0.82)	(0.79)	(0.69)	(0.68)
From net realized gain	—		—	—		—	—	—	(0.00	)(d)
Return of capital	—		(0.08)	—		—	—	—	—

Total distributions to Common Shareholders		(0.27)	(0.58)	(0.20)		(0.82)	(0.79)	(0.69)	(0.68)

Net asset value, end of period	$13.14		$13.21	$13.86		$13.79	$16.71	$14.89	$15.75

Market price, end of period	$11.71		$11.75	$14.61		$15.14	$19.20	$14.75	$14.31

Total Return Applicable to Common Shareholders(e)
Based on net asset value	1.93	%(f)	(0.06)%	1.98	%(f)	(13.23)%	17.68%	(1.16)%	8.45%

Based on market price	2.12	%(f)	(15.67)%	(2.09	)%(f)	(17.09)%	36.51%	7.77%	10.81%

Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	3.62	%(h)(i)(j)	3.40%	2.33	%(h)(k)	1.52%	1.53%	2.31%	2.53%

Total expenses after fees waived and/or reimbursed	3.62	%(h)(i)(j)	3.40%	2.32	%(h)(k)	1.52%	1.53%	2.31%	2.53%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(l)	0.92	%(h)(i)(j)	0.93%	0.99	%(h)(k)	0.92%	0.93%	0.93%	0.94%

Net investment income to Common Shareholders	3.47	%(h)	3.96%	4.80	%(h)	4.56%	4.93%	4.39%	4.64%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$226,067		$230,377	$243,842		$237,646	$287,404	$255,884	$270,707

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$67,800		$125,900	$125,900		$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$320,138	(m)	$273,583 (m)	$243,263	(m)	$288,757 (n)	$328,280 (n)	$303,244 (n)	$315,017	(n)

TOB Trust Certificates, end of period (000)	$34,893		$6,819	$44,306		$47,151	$54,214	$56,112	$51,999

Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	$9,422		$53,248	$9,345		N/A	N/A	N/A	N/A

Portfolio turnover rate		30%	31%	9%		17%	10%	16%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)	Amount is greater than $(0.005) per share.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 3.65%, 3.64% and 0.94%, respectively.

(j)

Includes unannualized non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.59%, 3.59% and 0.89%, respectively.

(k)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.38%, 2.37% and 1.04%, respectively.

(l)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(m)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(n)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

82	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

(o)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BFK

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$11.66		$12.18	$12.15		$14.74	$12.91	$14.17	$13.98

Net investment income(a)	0.20		0.40	0.13		0.61	0.69	0.67	0.68
Net realized and unrealized gain (loss)		(0.08)	(0.49)	0.05		(2.50)	1.83	(1.28)	0.21

Net increase (decrease) from investment operations	0.12		(0.09)	0.18		(1.89)	2.52	(0.61)	0.89

Distributions to Common Shareholders(b)
From net investment income	(0.22	)(c)	(0.36)	(0.14)		(0.70)	(0.69)	(0.65)	(0.70)
Return of capital	—		(0.07)	(0.01)		—	—	—	—

Total distributions to Common Shareholders		(0.22)	(0.43)	(0.15)		(0.70)	(0.69)	(0.65)	(0.70)

Net asset value, end of period	$11.56		$11.66	$12.18		$12.15	$14.74	$12.91	$14.17

Market price, end of period	$10.11		$10.11	$11.25		$11.69	$15.05	$12.14	$13.79

Total Return Applicable to Common Shareholders(d)
Based on net asset value	1.43	%(e)	(0.10)%	1.56	%(e)	(13.35)%	19.81%	(4.51)%	6.98%

Based on market price	2.31	%(e)	(6.22)%	(2.51	)%(e)	(18.35)%	30.10%	(7.74)%	13.89%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.68	%(g)	3.39%	2.32	%(g)(h)	1.61%	1.63%	2.30%	2.55%

Total expenses after fees waived and/or reimbursed	3.67	%(g)	3.39%	2.32	%(g)(h)	1.61%	1.63%	2.30%	2.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	1.00	%(g)	1.03%	1.06	%(g)(h)	1.03%	1.05%	1.02%	1.04%

Net investment income to Common Shareholders	3.56	%(g)	3.53%	4.35	%(g)	4.26%	4.84%	4.68%	4.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$507,098		$518,279	$548,691		$547,214	$662,092	$578,807	$635,076

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$154,100		$270,800	$270,800		$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$294,447	(j)	$291,388 (j)	$247,905	(j)	$302,073 (k)	$344,495 (k)	$313,740 (k)	$334,518 (k)

TOB Trust Certificates, end of period (000)	$106,690		$—	$100,175		$120,204	$139,150	$135,464	$119,624

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$7,197		N/A	$9,181		N/A	N/A	N/A	N/A

Portfolio turnover rate		80%	62%	4%		15%	13%	17%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.35%, 2.35% and 1.08%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

84	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BLE

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Period from 09/01/21 to 07/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of period	$12.09		$12.60	$15.18		$14.79		$15.16		$14.55	$15.17

Net investment income(a)	0.20		0.44	0.57		0.69		0.73		0.71	0.76
Net realized and unrealized gain (loss)	0.15		(0.48)	(2.52)		0.44		(0.40)		0.60	(0.60)

Net increase (decrease) from investment operations	0.35		(0.04)	(1.95)		1.13		0.33		1.31	0.16

Distributions to Common Shareholders(b)
From net investment income	(0.24	)(c)	(0.39)	(0.63)		(0.74)		(0.70)		(0.70)	(0.78)
Return of capital	—		(0.08)	—		—		—		—	—

Total distributions to Common Shareholders		(0.24)	(0.47)	(0.63)		(0.74)		(0.70)		(0.70)	(0.78)

Net asset value, end of period	$12.20		$12.09	$12.60		$15.18		$14.79		$15.16	$14.55

Market price, end of period	$10.66		$10.45	$11.77		$16.10		$14.83		$15.48	$13.77

Total Return Applicable to Common Shareholders(d)
Based on net asset value	3.32	%(e)	0.39%	(12.94	)%(e)	7.82%		2.37%		9.52%	1.35%

Based on market price	4.45	%(e)	(7.11)%	(23.32	)%(e)	14.05%		0.52%		18.17%	(5.82)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.51	%(g)	3.43%	1.74	%(g)	1.60	%(h)	2.03	%(i)	2.55%	2.32%

Total expenses after fees waived and/or reimbursed	3.51	%(g)	3.43%	1.74	%(g)	1.57	%(h)	2.00	%(i)	2.55%	2.31%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(j)	0.90	%(g)	0.96%	0.94	%(g)	1.00	%(h)	0.99	%(i)	0.98%	0.98%

Net investment income to Common Shareholders	3.49	%(g)	3.74%	4.50	%(g)	4.54%		4.96%		4.86%	5.12%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$582,506		$583,607	$615,642		$738,513		$348,328		$356,649	$342,437

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$174,100		$302,700	$302,700		$302,700		$151,300		$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$331,973	(k)	$273,428 (k)	$247,830	(k)	$343,975	(l)	$330,223	(l)	$335,723 (l)	$326,330 (l)

TOB Trust Certificates, end of period (000)	$77,009		$33,812	$113,752		$155,988		$73,763		$59,519	$67,497

Asset coverage per $1,000 of TOB Trust Certificates, end of period(m) .	$10,825		$27,213	$9,073		N/A		N/A		N/A	N/A

Portfolio turnover rate		22%	37%	27%		15%		19%		18%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.56%, 1.56% and 0.99%, respectively.

(i)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.00%, 2.00% and 0.98%, respectively.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

		MHD

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$13.62		$14.35	$14.27		$17.30		$15.18		$16.56	$16.41

Net investment income(a)	0.23		0.48	0.16		0.72		0.78		0.74	0.81
Net realized and unrealized gain (loss)	0.07		(0.69)	0.10		(3.02)		2.07		(1.36)	0.22

Net increase (decrease) from investment operations	0.30		(0.21)	0.26		(2.30)		2.85		(0.62)	1.03

Distributions to Common Shareholders(b)
From net investment income	(0.25	)(c)	(0.50)	(0.18)		(0.73)		(0.73)		(0.76)	(0.83)
From net realized gain	—		—	—		(0.00	)(d)	—		—	(0.05)
Return of capital	—		(0.02)	—		—		—		—	—

Total distributions to Common Shareholders		(0.25)	(0.52)	(0.18)		(0.73)		(0.73)		(0.76)	(0.88)

Net asset value, end of period	$13.67		$13.62	$14.35		$14.27		$17.30		$15.18	$16.56

Market price, end of period	$11.91		$11.84	$13.32		$12.87		$16.33		$13.91	$15.92

Total Return Applicable to Common Shareholders(e)
Based on net asset value	2.58	%(f)(g)	(0.82)%	1.93	%(g)	(13.64)%		19.31%		(4.02)%	6.84%

Based on market price	2.81	%(g)	(7.12)%	4.91	%(g)	(17.48)%		22.90%		(8.52)%	12.51%

Ratios to Average Net Assets Applicable to Common Shareholders(h)
Total expenses	3.34	%(i)	3.25%	2.19	%(i)	1.52%		1.56	%(j)	2.16%	2.47%

Total expenses after fees waived and/or reimbursed	3.34	%(i)	3.24%	2.18	%(i)	1.50%		1.51	%(j)	2.15%	2.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(k)	0.88	%(i)	0.94%	0.96	%(i)	0.93%		0.98	%(j)	0.97%	1.00%

Net investment income to Common Shareholders	3.47	%(i)	3.55%	4.44	%(i)	4.30%		4.59%		4.40%	4.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$712,942		$719,018	$765,773		$761,147		$923,079		$215,764	$235,029

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$214,000		$347,800	$347,800		$347,800		$347,800		$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$324,756	(l)	$291,952 (l)	$249,559	(l)	$318,846	(m)	$365,405	(m)	$357,782 (m)	$380,799 (m)

TOB Trust Certificates, end of period (000)	$103,207		$26,783	$164,222		$176,042		$213,104		$53,130	$52,674

Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	$9,981		$40,832	$7,781		N/A		N/A		N/A	N/A

Portfolio turnover rate		38%	38%	4%		15%		13%		21%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)	Amount is greater than $(0.005) per share.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.49%, 1.47% and 0.95%, respectively.

(k)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(l)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(n)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

86	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		MVF

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Period from 09/01/21 to 07/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of period	$7.90		$8.37	$10.08		$9.60	$9.83	$9.35	$9.75

Net investment income(a)	0.13		0.26	0.35		0.41	0.43	0.44	0.51
Net realized and unrealized gain (loss)	0.15		(0.44)	(1.69)		0.47	(0.25)	0.50	(0.39)

Net increase (decrease) from investment operations	0.28		(0.18)	(1.34)		0.88	0.18	0.94	0.12

Distributions to Common Shareholders(b)
From net investment income	(0.14	)(c)	(0.26)	(0.37)		(0.40)	(0.41)	(0.46)	(0.52)
Return of capital	—		(0.03)	—		—	—	—	—

Total distributions to Common Shareholders		(0.14)	(0.29)	(0.37)		(0.40)	(0.41)	(0.46)	(0.52)

Net asset value, end of period	$8.04		$7.90	$8.37		$10.08	$9.60	$9.83	$9.35

Market price, end of period	$6.97		$6.83	$7.81		$9.80	$8.77	$9.49	$8.81

Total Return Applicable to Common Shareholders(d)
Based on net asset value	3.98	%(e)	(1.57)%	(13.30	)%(e)	9.62%	2.30%	10.76%	1.52%

Based on market price	4.26	%(e)	(8.80)%	(16.79	)%(e)	16.66%	(3.19)%	13.47%	(5.22)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.26	%(g)	3.07%	1.58	%(g)	1.34%	1.77%	2.29%	2.16%

Total expenses after fees waived and/or reimbursed	3.25	%(g)	3.06%	1.58	%(g)	1.34%	1.77%	2.29%	2.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.82	%(g)	0.85%	0.86	%(g)	0.84%	0.85%	0.87%	0.89%

Net investment income to Common Shareholders	3.48	%(g)	3.37%	4.18	%(g)	4.17%	4.48%	4.74%	5.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$509,818		$505,761	$542,470		$653,755	$622,750	$637,636	$605,972

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$153,600		$243,800	$243,800		$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$320,726	(i)	$287,855 (i)	$260,636	(i)	$368,152 (j)	$355,435 (j)	$361,541 (j)	$348,553 (j)

TOB Trust Certificates, end of period (000)	$77,373		$25,430	$93,902		$106,029	$97,266	$100,463	$112,817

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$9,574		$30,475	$9,373		N/A	N/A	N/A	N/A

Portfolio turnover rate		29%	37%	26%		13%	18%	31%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights (continued)

(For a share outstanding throughout each period)

		MVT

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$12.36		$12.91	$12.91		$15.60	$13.60	$14.87	$14.75

Net investment income(a)	0.20		0.42	0.13		0.65	0.72	0.68	0.74
Net realized and unrealized gain (loss)	0.14		(0.52)	0.03		(2.64)	1.97	(1.27)	0.20

Net increase (decrease) from investment operations	0.34		(0.10)	0.16		(1.99)	2.69	(0.59)	0.94

Distributions to Common Shareholders(b)
From net investment income	(0.23	)(c)	(0.38)	(0.16)		(0.70)	(0.69)	(0.68)	(0.76)
From net realized gain	—		—	—		—	—	—	(0.06)
Return of capital	—		(0.07)	—		—	—	—	—

Total distributions to Common Shareholders		(0.23)	(0.45)	(0.16)		(0.70)	(0.69)	(0.68)	(0.82)

Net asset value, end of period	$12.47		$12.36	$12.91		$12.91	$15.60	$13.60	$14.87

Market price, end of period	$10.73		$10.66	$12.04		$11.89	$15.15	$12.55	$14.29

Total Return Applicable to Common Shareholders(d)
Based on net asset value	3.14	%(e)	(0.14)%	1.31	%(e)	(13.19)%	20.22%	(4.21)%	6.83%

Based on market price	2.90	%(e)	(7.65)%	2.58	%(e)	(17.67)%	26.52%	(8.02)%	7.78%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.39	%(g)	3.41%	2.26	%(g)(h)	1.49%	1.47%	2.14%	2.45%

Total expenses after fees waived and/or reimbursed	3.39	%(g)	3.40%	2.26	%(g)(h)	1.49%	1.47%	2.13%	2.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	0.86	%(g)	0.92%	0.96	%(g)(h)	0.90%	0.90%	0.89%	0.91%

Net investment income to Common Shareholders	3.41	%(g)	3.45%	4.24	%(g)	4.28%	4.75%	4.51%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$260,232		$260,771	$275,901		$275,829	$332,905	$290,223	$317,175

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$77,700		$140,000	$140,000		$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$338,039	(j)	$280,704 (j)	$243,146	(j)	$297,021 (k)	$337,789 (k)	$307,302 (k)	$326,553 (k)

TOB Trust Certificates, end of period (000)	$31,623		$4,308	$52,740		$60,726	$57,997	$56,198	$47,982

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$11,686		$94,029	$8,886		N/A	N/A	N/A	N/A

Portfolio turnover rate		28%	51%	4%		14%	13%	18%	25%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.31%, 2.31% and 1.01%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

88	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		MQT

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$11.71		$12.30	$12.17		$14.58	$13.02	$13.77	$13.37

Net investment income(a)	0.20		0.45	0.14		0.62	0.65	0.57	0.60
Net realized and unrealized gain (loss)	0.08		(0.56)	0.15		(2.38)	1.53	(0.78)	0.39

Net increase (decrease) from investment operations	0.28		(0.11)	0.29		(1.76)	2.18	(0.21)	0.99

Distributions to Common Shareholders(b)
From net investment income	(0.24	)(c)	(0.45)	(0.16)		(0.65)	(0.62)	(0.54)	(0.59)
Return of capital	—		(0.03)	—		—	—	—	—

Total distributions to Common Shareholders		(0.24)	(0.48)	(0.16)		(0.65)	(0.62)	(0.54)	(0.59)

Net asset value, end of period	$11.75		$11.71	$12.30		$12.17	$14.58	$13.02	$13.77

Market price, end of period	$10.28		$10.17	$11.94		$11.08	$13.92	$11.99	$12.26

Total Return Applicable to Common Shareholders(d)
Based on net asset value	2.79	%(e)	(0.25)%	2.45	%(e)	(12.49)%	17.24%	(1.41)%	8.21%

Based on market price	3.55	%(e)	(10.76)%	9.24	%(e)	(16.55)%	21.55%	1.97%	7.52%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.43	%(g)	3.14%	2.21	%(g)(h)	1.46%	1.47%	2.29%	2.59%

Total expenses after fees waived and/or reimbursed	3.43	%(g)	3.14%	2.20	%(g)(h)	1.46%	1.47%	2.29%	2.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	0.87	%(g)	0.90%	0.97	%(g)(h)	0.90%	0.91%	0.92%	0.95%

Net investment income to Common Shareholders	3.61	%(g)	3.91%	4.66	%(g)	4.38%	4.57%	4.04%	4.47%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$260,346		$262,314	$277,927		$275,030	$328,873	$293,673	$310,611

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$78,600		$116,500	$116,500		$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$305,289	(j)	$291,013 (j)	$247,340	(j)	$336,077 (k)	$382,294 (k)	$352,080 (k)	$366,619 (k)

TOB Trust Certificates, end of period (000)	$48,219		$20,828	$72,129		$76,171	$80,614	$82,178	$90,517

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$8,029		$19,188	$6,468		N/A	N/A	N/A	N/A

Portfolio turnover rate		30%	41%	8%		16%	8%	19%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.25%, 2.25% and 1.01%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On October 30, 2023, the Boards of Directors/Trustees of BKN, BlackRock MuniYield Michigan Quality Fund, Inc. (MIY), BlackRock MuniYield Pennsylvania Quality Fund (MPA), and BlackRock Virgina Municipal Bond Trust (BHV) (collectively, the “Target Funds”) and the Board of Directors of BlackRock Muniyield Quality Fund III, Inc. (MYI) announced the withdrawal of merger proposals that were previously approved by the Boards of Directors/Trustees pursuant to which each of the Target Funds would have been merged into MYI, with MYI contnuing as the surviving fund. While the Board of Directors believe that the mergers would have benefited shareholders for the reasons discussed in the proxy statement, it was determined that the proxy solicitation process and associated costs would be more burdensome and expensive as a result of opposition from an activist shareholder, making the mergers no longer in the best interests of each Fund’s shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the

90	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements (unaudited (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.

Municipal BondsTransferred toTOBTrusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVF’s, MVT’s and MQT’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$310,564	$35,326	$13,715	$359,605
BFK	841,518	98,045	36,240	975,803
BLE	838,829	90,974	40,857	970,660
MHD	894,494	101,880	45,732	1,042,106
MVF	660,207	75,269	27,412	762,888
MVT	224,570	25,992	10,396	260,958
MQT	583,668	68,059	24,704	676,431

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Notes to Financial Statements (unaudited (continued)

For the six months ended January 31, 2024, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$74,429,765	$34,892,828	4.55% —4.85%	$18,687,721	3.83%
BFK	228,718,009	106,689,984	4.55 —4.65	53,025,264	3.66
BLE	147,188,685	77,008,589	4.57 —4.85	48,985,166	3.94
MHD	223,753,067	103,207,179	4.55 —4.85	54,685,279	3.79
MVF	132,402,703	77,373,088	4.55 —4.61	39,592,185	3.83
MVT	63,275,366	31,622,503	4.57 —4.85	14,087,198	3.68
MQT	99,106,969	48,218,616	4.57 —4.85	33,754,187	3.99

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at January 31, 2024, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at January 31, 2024.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, BKN, BFK and BLE pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Fund’s managed assets:

	BKN	BFK	BLE
Investment advisory fees	0.35%	0.60%	0.55%

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements (unaudited) (continued)

For such services, MHD, MVF, MVT and MQT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MHD	MVF	MVT	MQT
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Distribution Fees: BKN, BFK and BLE have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BKN, BFK and BLE common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BKN’s, BFK’s and BLE’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended January 31, 2024 amounted to $0, $0 and $0, respectively.

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly managed assets. For BKN, the Manager may reduce or discontinue this arrangement at any time without notice.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2024, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
BKN	$4,736
BFK	9,492
BLE	15,707
MHD	15,830
MVF	20,889
MVT	7,771
MQT	6,119

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Funds’ Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended January 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the six months ended January 31, 2024, MHD recorded a reimbursement of $10,016 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the six months ended January 31, 2024, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
BKN	$98,925,541	$136,473,649
BFK	596,249,123	626,644,616
BLE	177,529,211	257,340,796
MHD	373,264,010	425,666,938
MVF	242,216,953	200,745,417
MVT	101,472,545	138,391,324
MQT	112,776,419	127,539,120

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Notes to Financial Statements (unaudited (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards

BKN	$(19,151,936)
BFK	(72,136,539)
BLE	(73,139,451)
MHD	(80,338,658)
MVF	(55,735,208)
MVT	(28,282,519)
MQT	(22,803,903)

As of January 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BKN	$277,958,130	$19,701,257	$(4,349,198)	$15,352,059
BFK	620,386,020	33,999,746	(6,047,269)	27,952,477
BLE	727,894,787	26,965,094	(9,513,807)	17,451,287
MHD	887,592,507	43,231,581	(11,953,473)	31,278,108
MVF	651,119,020	18,369,022	(8,512,694)	9,856,328
MVT	318,477,627	13,947,239	(2,550,900)	11,396,339
MQT	317,949,716	20,613,725	(3,863,823)	16,749,902

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements (unaudited) (continued)

Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

10.	CAPITAL SHARE TRANSACTIONS

BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BFK and BLE are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for BKN’s Common Shares is $0.01. The par value of BFK and BLE Common Shares is $0.001. The par value for BKN’s Preferred Shares outstanding is $0.01. The par value for BKF and BLE Preferred Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

96	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

MHD, MVT and MQT are each authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for MHD, MVT and MQT Common Shares is $0.10. The par value for MHD, MVT and MQT Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 01/31/24	Year Ended 07/31/23
BKN	—	10,958
MQT	—	13,932

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BKN
	Shares	Amounts
Six Months Ended January 31, 2024	233,302	$2,461,995
Year Ended July 31, 2023	180,126	2,064,795

	BFK
	Shares	Amounts
Six Months Ended January 31, 2024	592,796	$5,545,723
Year Ended July 31, 2023	593,445	5,916,445

	BLE
	Shares	Amounts
Six Months Ended January 31, 2024	545,996	$5,278,307
Year Ended July 31, 2023	583,612	6,114,272

	MHD
	Shares	Amounts
Six Months Ended January 31, 2024	637,511	$6,897,831
Year Ended July 31, 2023	577,661	6,750,046

	MVF
	Shares	Amounts
Six Months Ended January 31, 2024	604,049	$3,869,138
Year Ended July 31, 2023	785,973	5,324,949

	MVT
	Shares	Amounts
Six Months Ended January 31, 2024	244,533	$2,399,715
Year Ended July 31, 2023	263,847	2,806,926

	MQT
	Shares	Amounts
Six Months Ended January 31, 2024	239,935	$2,265,141
Year Ended July 31, 2023	223,466	2,280,782

BKN, BFK and BLE have filed a prospectus with the SEC allowing it to issue an additional 5,000,000, 10,000,000 and 15,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offering, BKN, BFK and BLE, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,634,875, 9,998,351 and 14,822,320 Common Shares, respectively, remain available for issuance under the Shelf Offering. For the period ended January 31, 2024, Common Shares issued and outstanding under the Shelf Offering remained constant. See Additional Information - Shelf Offering Program for additional information.

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements (unaudited) (continued)

Initial costs incurred by BKN, BFK and BLE in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VMTP Shares

Each Fund (for purposes of this section, each a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date(a)	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/20/23	678	$67,800,000	07/02/25	Aa1	AA
BFK	12/20/23	1,541	154,100,000	07/02/25	Aa1	AA
BLE	12/20/23	1,741	174,100,000	07/02/25	Aa1	AA
MHD	12/20/23	2,140	214,000,000	07/02/25	Aa1	AA
MVF	12/20/23	1,536	153,600,000	07/02/25	Aa1	AA
MVT	12/20/23	777	77,700,000	07/02/25	Aa1	AA
MQT	12/20/23	786	78,600,000	07/02/25	Aa1	AA

(a)

On December 20, 2023, each VMTP Fund issued VMTP Shares and used the proceeds of the issuance to redeem all of their respective outstanding VMTP Shares. The newly-issued VMTP Shares and the redeemed VMTP Shares have substantially similar terms.

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to each Fund, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If each Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2024, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BLE	MHD	MVF	MVT	MQT
Dividend rates	5.18%	5.15%	5.15%	5.12%	5.10%	5.18%	5.08%

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Notes to Financial Statements (unaudited) (continued)

For the six-months ended January 31, 2024, VMTP shares issued and outstanding decreased by the following amounts as a result of redemption of shares.

Fund Name	Shares Redeemed
BKN	581
BFK	1,167
BLE	1,286
MHD	1,338
MVF	902
MVT	623
MQT	379

Offering Costs: The Funds incurred costs in connection with the issuance of VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$2,595,306	$ —
BFK	5,647,136	—
BLE	6,333,233	—
MHD	7,402,955	—
MVF	5,209,995	—
MVT	2,911,546	—
MQT	2,540,572	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BKN	11/14/23	01/12/24	02/01/24	$ 0.057000
	11/14/23	02/15/24	03/01/24	0.057000
	03/01/24	03/15/24	04/01/24	0.057000
BFK	11/14/23	01/12/24	02/01/24	0.050000
	11/14/23	02/15/24	03/01/24	0.050000
	03/01/24	03/15/24	04/01/24	0.050000
BLE	11/14/23	01/12/24	02/01/24	0.052000
	11/14/23	02/15/24	03/01/24	0.052000
	03/01/24	03/15/24	04/01/24	0.052000
MHD	11/14/23	01/12/24	02/01/24	0.052500
	11/14/23	02/15/24	03/01/24	0.052500
	03/01/24	03/15/24	04/01/24	0.052500
MVF	11/14/23	01/12/24	02/01/24	0.030000
	11/14/23	02/15/24	03/01/24	0.030000
	03/01/24	03/15/24	04/01/24	0.030000
MVT	11/14/23	01/12/24	02/01/24	0.050500
	11/14/23	02/15/24	03/01/24	0.050500
	03/01/24	03/15/24	04/01/24	0.050500
MQT	11/14/23	01/12/24	02/01/24	0.049000
	11/14/23	02/15/24	03/01/24	0.049000
	03/01/24	03/15/24	04/01/24	0.049000

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements (unaudited) (continued)

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
BKN	VMTP	W-7	$262,197
BFK	VMTP	W-7	595,938
BLE	VMTP	W-7	673,282
MHD	VMTP	W-7	827,584
MVF	VMTP	W-7	594,004
MVT	VMTP	W-7	300,482
MQT	VMTP	W-7	303,963

(a)	Dividends declared for period February 1, 2024 to February 29, 2024.

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Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including a return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds, other than BKN, BFK and BLE, do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

BKN’s, BFK’s and BLE’s Statement of Additional Information includes additional information about the Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BKN, BFK and BLE only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BKN, BFK and BLE only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including for BKN, BFK and BLE only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

A D D I T I O N A L I N F O R M A T I O N	101

Additional Information (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time to time, BKN, BFK and BLE may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BKN, BFK and BLE may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BKN’s, BFK’s and BLE’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BKN, BFK and BLE to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BKN, BFK and BLE each filed a final prospectus with the SEC in connection with its Shelf Offering on June 6, 2022, March 17, 2022 and November 17, 2021, respectively. This report and the prospectuses of BKN, BFK and BLE are not offers to sell BKN, BFK and BLE Common Shares or solicitations of an offer to buy BKN, BFK and BLE Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BKN, BFK and BLE contain important information about BKN, BFK and BLE, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BKN, BFK and BLE carefully and in their entirety before investing. Copies of the final prospectuses for BKN, BFK and BLE can be obtained from BlackRock at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Accounting Agent and Custodian	VMTP Redemption and Paying Agent
State Street Bank and Trust Company	The Bank of New York Mellon
Boston, MA 02114	New York, NY 10286

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Additional Information (continued)

Fund and Service Providers (continued)

Independent Registered Public Accounting Firm	Address of the Funds
Deloitte & Touche LLP	100 Bellevue Parkway
Boston, MA 02116	Wilmington, DE 19809

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

A D D I T I O N A L I N F O R M A T I O N	103

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FGIC	Financial Guaranty Insurance Co.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

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Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-01/24-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
August 1-31, 2023	153,644	$11.2455	153,644	1,936,534
September 1-30, 2023	156,022	$10.7872	156,022	1,780,512
October 1-31, 2023	173,551	$10.1299	173,551	1,606,961
November 1-30, 2023	154,294	$11.1435	154,294	1,452,667
December 1-31, 2023	0	$—	0	2,607,081
January 1-31, 2024	0	$—	0	2,607,081
Total:	637,511	10.8049	637,511	2,607,081

[1]

On September 8, 2022, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. On November 15, 2023, the Fund announced a

2

further continuation of its open market share repurchase program. Commencing on December 1, 2023, the Fund may repurchase through November 30, 2024, up to 5% of its common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund, Inc.

Date: March 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund, Inc.

Date: March 22, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Fund, Inc.

Date: March 22, 2024

4